UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08212

JPMorgan Series Trust II
(Exact name of registrant as specified in charter)

245 Park Avenue
New York, NY 10167
(Address of principal executive offices) (Zip code)

Stephen M. Benham
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, addressStreet450 Fifth Street, NW, CityWashington, StateDC PostalCode20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan
Series
Trust II

JPMorgan Bond Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Trustees	29
Officers	30
Schedule of Shareholder Expenses	32

HIGHLIGHTS

•	The Fed continued to hike short-term interest rates

•	Despite rate increases, the yield curve remained relatively flat

•	Bond prices declined throughout the six months

•	Market volatility expected until interest rate picture is clearer

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Bond Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the Portfolio Manager.

“A flight to quality unfolded throughout the period, as investors shifted away from the riskier sectors of the fixed income market and into Treasuries.”

Economy’s strength sparks inflation concerns, rate hikes

After the gross domestic product (GDP) slowed to 1.7% in the fourth quarter of 2005, the economy regained steam early in 2006, when the U.S. GDP rate surged 5.6% in the first quarter.

Given the continued strength in the U.S. economy and growing inflationary pressures, the Federal Reserve (Fed) continued to hike short-term interest rates, implementing four 25-basis point (bps) increases in the federal funds rate during the first half of 2006. By June 30, the fed funds rate was 5.25%, up 425 bps from June 2004, when the Fed embarked on its tightening campaign. Rates along the yield curve followed suit, with yields on the two, 10- and 30-year Treasuries advancing by 75, 76 and 64 bps, respectively.

Despite the period’s rate increases, the yield curve remained relatively flat. As of June 30, the difference in yield between the two- and 30-year Treasuries was only 3.6 bps, compared to 13.5 bps on December 31, 2005.

Quality regains favor

Given the rising-rate environment, bond prices declined throughout the six months. Fixed income investors grappled not only with the effects of rising interest rates, but also with the uncertainty surrounding Fed policy in the wake of continued economic growth, rising commodity prices and increasing concerns about rising inflation.

A flight to quality unfolded throughout the period, as investors shifted away from the riskier sectors of the fixed income market and into Treasuries. For example, high-yield bonds were the market’s top performers in the first quarter of 2006 and the worst performers in the second quarter.

Economic data show no clear-cut signs

Some economic reports released late in the period pointed to a slight moderation in the pace of U.S. economic activity, but the overall data remained mixed. In particular, consumer confidence declined throughout the period, payroll growth softened and the housing and mortgage markets decelerated.

On the other hand, data from the manufacturing sector remained healthy, with regional and national surveys holding at respectable levels. In addition, after falling to 4.6% in May, the unemployment rate remained unchanged in June, continuing a new cycle-low for the series. Inflation, as measured by the core consumer price index (CPI), inched upward in each of the first five months of 2006, ending May at a year-over-year rate of 2.4%.

Fed keeps markets guessing

Trying to anticipate the final rate hike by the Fed has become the markets’ favorite pastime over the last several months. This fixation has contributed to increased volatility in the financial markets.

While the economy may finally be starting to slow, the evidence is not yet conclusive. Late in the period, job gains averaged a mere 108,000 per month. This is on par with the average of approximately 100,000 that historically has signaled a mid-cycle soft patch that reduced inflationary pressures and eventually gave way to an easing of monetary policy. So far, though, consumer spending generally has remained solid, and capital goods orders continue to rise. With core inflation rising, it will be difficult for the Fed to stop tightening until there is evidence of a broader economic slowdown than currently is apparent. In the meantime, we expect quality to remain in favor and bond yields to remain in a range, awaiting the next signal from the Fed.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan Bond Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year-End	December 31
Net Assets as of 6/30/06	$81,915,144
Primary Benchmark	Lehman Brothers Aggregate Bond Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned –0.52% for the six months ended June 30, 2006.* This compares to a return of –0.72% for its benchmark, the Lehman Brothers Aggregate Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The majority of the Portfolio’s performance continued to come from emerging market debt and high-yield sectors, despite recent weakening in these extended markets. We took profits while tactically trading duration and yield-curve positioning. The Portfolio’s holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) added to performance while its allocation to investment-grade corporate bonds detracted.

Major contributors to performance were allocations to high-yield and emerging markets debt as these sectors significantly outperformed the broader fixed income market, especially in the first quarter. The high yield market in particular experienced strong performance early in the year, supported by favorable earnings, low default rates and limited supply. The emerging markets debt sector had an impressive rally, driven by surging capital inflows, higher commodity prices and the announcement of debt repurchase programs by a number of countries.

Going into the second quarter, our macroeconomic forecast called for a moderate cooling of personal consumption due to higher gasoline prices and a weakening housing market. We also saw key inflation numbers, such as the core consumer price index (CPI), to continue to run at the upper end of the Federal Reserve’s (Fed) comfort zone. Based on this view, we actively minimized spread risk exposures and reduced risk in extended markets. Our exposure to high-yield and emerging market debt was systematically paired down from already low-exposure levels. This paid off as the sectors declined significantly in recent months.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	In the investment-grade corporate sector, we maintain a neutral-to-slightly underweight position with a bias toward BBB-rated names and financial institutions. A downturn in the equity market and a shift in risk appetite, caused this sector to underperform in May and June. Our allocation in the investment-grade corporate sector detracted from performance due to several name-specific selections.

Lastly, we managed interest rate risk from a tactical perspective, with a bias toward being short in intermediate maturities. We also maintained a curve-steepening trade in the short end of the curve, expecting yields to rise on continued Fed rate hikes. Our duration and curve positioning contributed positively to performance.

PORTFOLIO COMPOSITION**

Mortgage Pass-Through Securities	36.9%
Corporate Bonds	36.2
Collateralized Mortgage Obligations	18.1
Asset Backed Securities	17.7
U.S. Treasury Obligations	15.4
Commercial Mortgage Backed Securities	5.5
Foreign Government Securities	3.4
Options Purchased	1.3
Short-Term Investment	1.2
U.S. Government Agency Mortgages	0.9
Loan Participations	0.6
Preferred Stocks	0.2

QUALITY BREAKDOWN***

Government/Agency/Treasury	19.7%
AAA	33.8
AA	11.0
A	15.4
BBB	15.0
BB	3.1
B	1.9
Not Rated	0.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of June 30, 2006. The portfolio’s composition is subject to change.

***	Percentages indicated are based on total investments as of June 30, 2006. The Portfolio’s quality breakdown is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	1/3/95	(0.10)%	4.62%	5.70%

TEN YEAR PERFORMANCE (6/30/96 to 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Bond Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers Aggregate Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Index. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Lipper Variable Annuity Corporate Debt Funds A-Rated Index describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 134.9%
	Asset Backed Securities — 17.7%
308,565	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 5.70%, 02/15/12 (e) (m)	309,313
	AmeriCredit Automobile Receivables Trust
91,781	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	90,656
184,745	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	181,289
200,000	Bank of America Credit Card Trust Series 2006-C4, Class C4, FRN, 5.43%, 11/15/11 (m)	200,000
	Capital One Auto Finance Trust
125,000	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	122,689
300,000	Series 2004-A, Class A4, FRN, 5.30%, 03/15/11 (m)	300,093
519,563	Series 2004-B, Class A3, 2.96%, 04/15/09 (m)	515,774
500,000	Capital One Master Trust Series 2001-8A, Class A, 4.60%, 08/17/09 (m)	498,815
	Capital One Multi-Asset Execution Trust
880,000	Series 2003-A, FRN, 6.45%, 12/15/10 (i)	895,803
600,000	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	576,899
500,000	Capital One Prime Auto Receivables Trust Series 2005-1, Class A4, FRN, 5.22%, 04/15/11 (m)	499,968
255,000	Carmax Auto Owner Trust Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	250,980
	Citigroup Mortgage Loan Trust, Inc.
164,567	Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33 (m)	165,242
266,297	Series 2005-OPT1, Class A1B, FRN, 5.53%, 02/25/35 (m)	266,542
165,000	CNH Equipment Trust Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	162,063
	Countrywide Asset-Backed Certificates
190,000	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	187,333
33,260	Series 2004-1, Class 3A, FRN, 5.60%, 04/25/34 (m)	33,281
120,000	Series 2004-1, Class M1, FRN, 5.82%, 03/25/34 (m)	120,640
100,000	Series 2004-1, Class M2, FRN, 5.87%, 03/25/34 (m)	100,533
	Countrywide Home Equity Loan Trust
221,189	Series 2004-I, Class A, FRN, 5.49%, 05/15/29 (m)	221,869
95,329	Series 2005-B, Class 2A, FRN, 5.38%, 05/15/35 (m)	95,370
94,494	Countrywide Home Loans Mortgage Pass Through Trust Series 2004-K, Class 2A, FRN, 5.50%, 11/15/29 (m)	94,691
	First Franklin Mortgage Loan Asset Backed Certificates
125,000	Series 2005-FF2, Class M3, FRN, 5.80%, 03/25/35 (m)	125,806
250,000	Series 2005-FF11, Class M1, FRN, 5.75%, 11/25/35 (m)	250,683
330,000	Ford Credit Floorplan Master Owner Trust II Series 2005-1A, Class A, FRN, 5.35%, 05/15/10 (m)	329,977
10,854	GE Corporate Aircraft Financing LLC Series 2004-1A, Class A1, FRN, 5.41%, 08/25/11 (e) (m)	10,853
260,000	GE Equipment Small Ticket LLC Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	256,224
325,000	Gracechurch Card Funding plc (United Kingdom) Series 7A, FRN, 5.22%, 11/16/09 (m)	325,130
86,167	GSAMP Trust Series 2004-OPT, Class A1, FRN, 5.66%, 11/25/34 (m)	86,380
750,000	Harley-Davidson Motorcycle Trust Series 2006-2, Class A2, 5.35%, 03/15/13 (m)	745,959
210,000	Home Equity Asset Trust Series 2005-8, Class M2, FRN, 5.77%, 02/25/36 (m)	211,077
750,000	Household Automotive Trust Series 2006-1, Class A3, 5.43%, 06/17/11 (m)	747,823
96,785	Household Mortgage Loan Trust Series 2004-HC1, Class A, FRN, 5.62%, 01/20/34 (m)	96,871
	Long Beach Mortgage Loan Trust
300,000	Series 2003-4, Class M1, FRN, 6.00%, 08/25/33 (m)	301,267
39,400	Series 2004-1, Class A3, FRN, 5.62%, 02/25/34 (m)	39,415
190,000	Series 2004-1, Class M1, FRN, 5.82%, 02/25/34 (m)	190,643
125,000	Series 2004-1, Class M2, FRN, 5.87%, 02/25/34	125,383
48,715	Series 2004-3, Class A3, FRN, 5.58%, 07/25/34	48,660
250,000	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34	251,824
125,000	Mastr Asset Backed Securities Trust Series 2005-OPT1, Class M2, FRN, 5.74%, 03/25/35	125,182
138,524	Mastr Asset Securitization Trust Series 2005-NC1, Class A4, FRN, 5.55%, 12/25/34	138,622
275,000	MBNA Credit Card Master Note Trust Series 2001-C2, Class C2, FRN, 6.35%, 12/15/10 (e)	280,301
	New Century Home Equity Loan Trust
115,000	Series 2005-1, Class A2B, FRN, 5.54%, 03/25/35	115,100
125,000	Series 2005-1, Class M1, FRN, 5.77%, 03/25/35	125,489
150,000	Series 2005-2, Class A2B, FRN, 5.50%, 06/25/35	150,108
	Option One Mortgage Loan Trust
43,806	Series 2003-1, Class A2, FRN, 5.74%, 02/25/33	43,891
26,038	Series 2003-5 Class A2, FRN, 5.64%, 08/25/33	26,101
750,000	Series 2005-4, Class A3, FRN, 5.58%, 11/25/35	751,927

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2006

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
	Residential Asset Securities Corp.
30,408	Series 2002-KS4, Class AIIB, FRN, 5.57%, 07/25/32	30,414
60,173	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33	60,246
61,670	Series 2003-KS9, Class A2B, FRN, 5.64%, 11/25/33	61,792
125,000	Series 2005-AHL2, Class M2, FRN, 5.76%, 10/01/35	125,603
250,000	Series 2005-KS11, Class M2, FRN, 5.74%, 12/25/35	250,613
250,000	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	246,592
250,000	Soundview Home Equity Loan Trust Series 2005-OPT4, Class M1, FRN, 5.78%, 12/25/35	250,999
230,000	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	225,061
270,000	Volkswagen Auto Loan Enhanced Trust Series 2003-2, Class A4, 2.94%, 03/22/10	264,191
	Wachovia Asset Securitization, Inc.
85,983	Series 2002-HE2, Class A, FRN, 5.75%, 12/25/32	86,119
151,203	Series 2003-HE2, Class AII1, FRN, 5.58%, 07/25/33	151,612
300,846	Series 2003-HE3, Class A, FRN, 5.57%, 11/25/33	301,536
500,000	Wachovia Mortgage Loan Trust LLC Series WMC1, Class A2, FRN, 5.50%, 10/25/35	500,551
161,495	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	158,593
	Total Asset-Backed Securities (Cost $14,579,348)	14,504,461
	Collateralized Mortgage Obligations — 18.1%
	Agency CMO — 3.9%
	Federal Home Loan Mortgage Corp.
547,837	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	29,803
209,648	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	4,781
873,982	Series 2779, Class SM, IF, IO, 1.95%, 10/15/18 (m)	46,157
439,472	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	27,775
2,404,932	Series 2813, Class SB, IF, IO, 1.85%, 02/15/34 (m)	124,756
386,486	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	10,337
2,536,803	Series 2861, Class GS, IF, IO, 2.00%, 01/15/21 (m)	98,301
	Federal National Mortgage Association
6,718	Series 2003-18, Class DB, 4.50%, 09/25/22 (m)	6,697
840,128	Series 2004-61, Class TS, IF, IO, 1.78%, 10/25/31 (m)	31,767
713,811	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	83,938
446,876	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	447,993
415,000	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	418,242
940,000	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	947,344
425,000	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	428,660
415,000	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	418,574
	Government National Mortgage Association
296,436	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	13,365
514,220	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	38,391
166,420	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	5,347
		3,182,228
	Non-Agency CMO — 14.2%
	Adjustable Rate Mortgage Trust
151,380	Series 2004-1, Class 9A2, FRN, 5.72%, 12/25/34 (m)	152,021
70,567	Series 2005-4, Class 7A2, FRN, 5.55%, 08/25/35 (m)	70,802
255,707	Series 2005-5, Class 6A21, FRN, 5.55%, 09/25/35 (m)	255,814
173,095	Series 2005-6A, Class 2A1, FRN, 5.63%, 11/25/35 (m)	173,762
	Countrywide Alternative Loan Trust
732,561	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	716,079
510,432	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	504,066
1,136,206	Countrywide Home Loan Mortgage Pass Through Trust Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	1,119,340
222,818	CS First Boston Mortgage Securities Corp. Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	222,467
119,876	Granite Mortgages plc (United Kingdom) Series 2004-3, Class 1A3, FRN, 5.51%, 09/20/44 (m)	119,912
176,276	Greenpoint Mortgage Funding Trust Series 2005-AR4, Class 4A1A, FRN, 5.63%, 10/25/45 (m)	177,080
602,495	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 5.67%, 01/25/35 (e) (m)	605,078
	Harborview Mortgage Loan Trust
809,151	Series 2005-3, Class 2A1A, FRN, 5.49%, 06/19/35 (m)	810,838

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   5

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
305,897	Series 2005-9, Class 2A1A, FRN, 5.61%, 06/20/35 (m)	306,907
	Indymac Index Mortgage Loan Trust
283,732	Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34 (m)	286,266
906,062	Series 2005-AR14, Class 2A1A, FRN, 5.62%, 08/25/35 (m)	910,032
138,199	Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 5.34%, 05/25/35	138,417
	RESI Finance LP (Cayman Islands)
379,047	Series 2003-B, Class B3, FRN, 6.72%, 07/10/35 (e)	385,799
518,571	Series 2003-C, Class B3, FRN, 6.57%, 09/10/35 (e)	525,053
96,032	Series 2003-C, Class B4, FRN, 6.77%, 09/10/35 (e)	99,356
497,073	Series 2003-D, Class B3, FRN, 6.47%, 12/10/35 (e)	498,663
162,505	Series 2003-D, Class B4, FRN, 6.67%, 12/10/35 (e)	163,019
240,620	Series 2005-A, Class B3, FRN, 5.75%, 03/10/37 (e)	241,146
98,212	Series 2005-A, Class B4, FRN, 5.85%, 03/10/37 (e)	98,519
400,000	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A2, 6.00%, 06/25/36	395,860
406,811	Residential Asset Securitization Trust Series 2006-A2, Class A3, 6.00%, 05/25/36 (m)	400,398
35,124	SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	35,058
347,383	Structured Asset Mortgage Investments, Inc. Series 2005-AK2, Class 2A1, FRN, 5.55%, 05/25/45	348,353
337,072	Thornburg Mortgage Securities Trust Series 2006-2, Class A2A, FRN, 5.43%, 04/25/36	337,072
	Washington Mutual Mortgage Securities Corp.
176,868	Series 2005-AR2, Class 2A21, FRN, 5.65%, 01/25/45	177,242
490,498	Series 2005-AR9, Class A1A, FRN, 5.64%, 07/25/45	491,007
469,447	Series 2005-AR15, Class A1A1, FRN, 5.58%, 11/25/45	470,685
400,000	Washington Mutual, Inc. Series 2006-5, Class 2CB1, 6.00%, 07/25/36	393,375
		11,629,486
	Total Collateralized Mortgage Obligations (Cost $15,082,889)	14,811,714
	Commercial Mortgage Backed Securities — 5.5%
250,000	Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4, 4.67%, 06/11/41 (m)	228,989
275,000	Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3, VAR, 5.72%, 03/15/49 (m)	271,333
199,512	CR Commercial Mortgage Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	201,101
415,000	Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3, VAR, 5.83%, 06/15/38 (m)	414,917
500,000	GMAC Commercial Mortgage Securities, Inc. Series 2006-C1, Class A4, VAR, 5.24%, 11/10/45 (m)	476,145
250,000	GS Mortgage Securities Corp. II Series 2005-GG4, Class A4A, 4.75%, 07/10/39 (m)	231,052
47,443	LB Commercial Conduit Mortgage Trust Series 1999-C2, Class A1, 7.11%, 10/15/32 (m)	47,551
	LB-UBS Commercial Mortgage Trust
575,000	Series 2005-C1, Class A4, 4.74%, 02/15/30 (m)	532,472
195,000	Series 2006-C4, Class A4, VAR, 5.90%, 06/15/38 (m)	195,853
125,000	Merrill Lynch Mortgage Trust Series 2006-C1, Class A4, VAR, 5.84%, 05/12/39	124,951
	Morgan Stanley Capital I
815,000	Series 2005-IQ9, Class A5, 4.70%, 07/15/56	752,012
750,000	Series 2006-IQ11, Class A2, VAR, 5.69%, 10/15/42	747,227
270,000	Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A3, VAR, 6.01%, 06/15/45	271,887
	Total Commercial Mortgage Backed Securities (Cost $4,685,484)	4,495,490
	Corporate Bonds — 36.2%
	Aerospace & Defense — 0.1%
50,000	L-3 Communications Corp. 5.88%, 01/15/15 (m)	46,625
	Auto Components — 0.1%
44,000	TRW Automotive, Inc. 9.38%, 02/15/13	46,750
	Automobiles — 1.2%
	DaimlerChrysler NA Holding Corp.
350,000	Series E, FRN, 5.68%, 10/31/08 (m)	351,553
625,000	5.88%, 03/15/11 (m)	614,782
		966,335
	Capital Markets — 3.5%
50,000	Arch Western Finance LLC 6.75%, 07/01/13 (m)	47,875
	Bear Stearns Cos., Inc. (The)
440,000	FRN, 5.23%, 01/16/07 (m)	440,364

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2006

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Capital Markets — Continued
165,000	FRN, 5.30%, 04/29/08 (m)	165,353
220,000	Credit Suisse First Boston USA, Inc. FRN, 5.35%, 06/02/08 (m)	220,260
390,000	Goldman Sachs Group, Inc. 6.45%, 05/01/36 (m)	373,628
100,000	Kaupthing Bank (Iceland) 7.13%, 05/19/16 (e) (m)	98,140
	Merrill Lynch & Co., Inc.
350,000	FRN, 5.20%, 10/19/07	350,564
130,000	6.05%, 05/16/16	129,144
	Morgan Stanley
375,000	5.38%, 10/15/15	354,998
430,000	FRN, 5.18%, 01/12/07 (m)	430,304
100,000	FRN, 5.29%, 11/09/07	100,131
	UBS Preferred Funding Trust V
135,000	VAR, 6.24%, 12/31/49	132,998
		2,843,759
	Chemicals — 0.1%
65,000	Huntsman LLC 11.50%, 07/15/12 (m)	72,638
35,000	PolyOne Corp. 10.63%, 05/15/10	37,625
		110,263
	Commercial Banks — 5.1%
340,000	Commonwealth Bank of Australia (Australia) VAR, 6.02%, 12/31/49 (e) (m)	323,846
	Glitnir Banki HF (Iceland)
350,000	FRN, 5.23%, 10/15/08 (e) (m)	347,344
140,000	VAR, 6.69%, 06/15/16 (e) (m)	139,199
300,000	HBOS plc (United Kingdom) VAR, 5.92%, 12/31/49 (e) (m)	276,381
165,000	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e) (m)	155,486
200,000	KeyCorp Series G, FRN, 5.29%, 07/23/07 (m)	200,423
100,000	RBS Capital Trust I VAR, 4.71%, 12/31/49	90,388
340,000	Sberbank of Russia (Luxembourg) FRN, 6.86%, 10/24/06	341,700
170,000	Shinhan Bank (South Korea) VAR, 5.66%, 03/02/35	153,259
240,000	Shinsei Finance II (Cayman Islands) VAR, 7.16%, 12/31/49 (e)	228,192
155,000	Standard Chartered First Bank Korea Ltd. (South Korea) VAR, 7.27%, 03/03/34 (e) (m)	159,814
290,000	Suntrust Bank 2.50%, 11/01/06 (m)	287,044
875,000	UBS AG (Jersey) Series E, FRN, 5.02%, 07/20/06	874,713
360,000	Wachovia Capital Trust III VAR, 5.80%, 12/31/49	349,345
135,000	Wells Fargo & Co. FRN, 5.51%, 03/23/07 (m)	135,094
150,000	Woori Bank (South Korea) VAR, 5.75%, 03/13/14 (e)	148,145
		4,210,373
	Commercial Services & Supplies — 0.1%
60,000	ACCO Brands Corp. 7.63%, 08/15/15 (m)	55,650
20,000	Corrections Corp. of America 6.25%, 03/15/13 (m)	18,800
40,000	Iron Mountain, Inc. 6.63%, 01/01/16 (m)	36,000
		110,450
	Communications Equipment — 0.5%
415,000	Cisco Systems, Inc. 5.25%, 02/22/11 (m)	407,303
	Computers & Peripherals — 0.2%
150,000	Hewlett-Packard Co. FRN, 5.34%, 05/22/09 (m)	150,005
	Consumer Finance — 1.6%
	American General Finance Corp.
340,000	Series H, 3.00%, 11/15/06 (m)	336,888
170,000	Series H, 4.50%, 11/15/07 (m)	167,445
335,000	Capital One Financial Corp. 8.75%, 02/01/07 (m)	340,452
90,000	General Motors Acceptance Corp. 6.88%, 08/28/12 (m)	84,795
	International Lease Finance Corp.
175,000	4.88%, 09/01/10 (m)	169,261
200,000	FRN, 5.43%, 05/24/10 (m)	199,798
		1,298,639
	Containers & Packaging — 0.1%
45,000	Graphic Packaging International Corp. 8.50%, 08/15/11 (m)	44,888
70,000	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13	70,175
		115,063
	Diversified Consumer Services — 0.1%
60,000	Service Corp. International 6.75%, 04/01/16	55,200
	Diversified Financial Services — 7.4%
305,000	Caterpillar Financial Services Corp. FRN, 5.28%, 02/26/07 (m)	305,266
375,000	CIT Group, Inc. FRN, 5.32%, 08/15/08 (m)	375,742
500,000	Eli Lilly Services, Inc. (British Virgin Islands) FRN, 5.35%, 09/12/08 (e) (m)	500,380

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   7

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
	Ford Motor Credit Co.
30,000	FRN, 6.64%, 01/15/10 (m)	27,329
55,000	7.25%, 10/25/11 (m)	48,789
175,000	FRN, 6.37%, 03/21/07 (m)	174,374
100,000	General Electric Capital Corp. FRN, 5.22%, 05/19/08 (m)	100,062
300,000	HSBC Finance Capital Trust IX VAR, 5.91%, 11/30/35 (m)	286,295
	HSBC Finance Corp.
300,000	FRN, 5.31%, 05/09/08 (m)	300,544
425,000	FRN, 5.32%, 02/09/07 (m)	425,354
500,000	FRN, 5.46%, 09/15/08 (m)	501,013
215,000	ILFC E-Capital Trust I VAR, 5.90%, 12/21/65 (e) (m)	209,583
500,000	K2 Corp. 5.17%, 02/15/09 (i)(m)	500,000
254,000	Mizuho Capital Investment 1 Ltd. (Cayman Islands) VAR, 6.69%, 12/31/49 (e)	241,026
195,000	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e) (m)	208,794
205,000	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e) (m)	215,421
295,000	MUFG Capital Finance 1 Ltd. (Cayman Islands) VAR, 6.35%, 12/31/49	284,554
	Pricoa Global Funding I
345,000	3.90%, 12/15/08 (e)	330,752
400,000	FRN, 5.62%, 12/22/06 (e) (m)	400,420
135,000	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands) VAR, 7.19%, 12/31/49 (e)	135,417
115,000	Swiss RE Capital I LP VAR, 6.85%, 12/31/49 (e)	112,866
295,000	Temasek Financial I Ltd. (Singapore) 4.50%, 09/21/15 (e)	267,343
100,000	Targeted Return Index (TRAINS) Series HY-1-2006, 7.55%, 05/01/16 (e)	98,000
115,000	Visant Corp. 7.63%, 10/01/12 (m)	111,550
		6,160,874
	Diversified Telecommunication Services — 2.2%
255,000	AT&T, Inc. 6.80%, 05/15/36 (m)	252,750
30,000	Consolidated Communications Holdings, Inc. 9.75%, 04/01/12 (m)	30,900
	Embarq Corp.
170,000	7.08%, 06/01/16 (m)	169,066
75,000	8.00%, 06/01/36 (m)	75,383
40,000	Qwest Communications International, Inc. FRN, 8.67%, 02/15/09	40,750
20,000	Qwest Corp. 8.88%, 03/15/12	21,100
	Sprint Capital Corp.
220,000	6.00%, 01/15/07 (m)	220,295
115,000	6.90%, 05/01/19	118,149
110,000	8.75%, 03/15/32	132,649
475,000	Telefonica Emisones SAU (Spain) FRN, 5.71%, 06/19/09	475,213
100,000	Verizon Communications, Inc. 5.35%, 02/15/11	97,410
220,000	Verizon Global Funding Corp. 5.85%, 09/15/35	191,388
		1,825,053
	Electric Utilities — 2.0%
110,000	Appalachian Power Co. Series L, 5.80%, 10/01/35 (m)	98,145
	Dominion Resources, Inc.
110,000	Series C, 5.15%, 07/15/15 (m)	101,113
280,000	Series E, 7.20%, 09/15/14 (m)	294,184
250,000	Series D, FRN, 5.79%, 09/28/07 (m)	250,150
255,000	Midamerican Energy Holdings Co. 6.13%, 04/01/36 (e)	238,369
85,000	Ohio Power Co. 6.00%, 06/01/16	83,818
75,000	Pacific Gas & Electric Co. 6.05%, 03/01/34	70,786
155,000	Pacificorp 4.30%, 09/15/08	150,791
250,000	Public Service Enterprise Group, Inc. FRN, 5.80%, 09/21/08	250,359
80,000	Xcel Energy, Inc. 6.50%, 07/01/36	78,458
		1,616,173
	Energy Equipment & Services — 0.2%
135,000	Smith International, Inc. 6.00%, 06/15/16	133,800
	Gas Utilities — 0.2%
210,000	Nisource Finance Corp. 5.45%, 09/15/20	189,549
	Health Care Equipment & Supplies — 0.1%
50,000	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08 (m)	50,875
	Health Care Providers & Services — 0.1%
	HCA, Inc.
50,000	6.50%, 02/15/16 (m)	46,231
30,000	6.95%, 05/01/12 (m)	29,284
		75,515
	Hotels, Restaurants & Leisure — 0.2%
60,000	ITT Corp. 7.38%, 11/15/15 (m)	60,450
70,000	MGM Mirage, Inc. 5.88%, 02/27/14	62,738
65,000	Vail Resorts, Inc. 6.75%, 02/15/14	61,750
		184,938

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2006

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Household Durables — 0.2%
60,000	Beazer Homes USA, Inc. 6.88%, 07/15/15 (m)	54,600
	DR Horton, Inc.
35,000	5.25%, 02/15/15 (m)	31,107
35,000	8.50%, 04/15/12 (m)	36,825
65,000	Sealy Mattress Co. 8.25%, 06/15/14	65,000
		187,532
	Industrial Conglomerates — 0.3%
	Hutchison Whampoa International Ltd. (Cayman Islands)
120,000	6.25%, 01/24/14 (e) (m)	119,504
140,000	7.45%, 11/24/33 (e) (m)	147,988
		267,492
	Insurance — 3.0%
125,000	Axis Capital Holdings Ltd. (Bermuda) 5.75%, 12/01/14 (m)	117,921
125,000	Endurance Specialty Holdings Ltd. (Bermuda) 7.00%, 07/15/34 (m)	115,806
285,000	Great West Life & Annuity Insurance Co. VAR, 7.15%, 05/16/46 (e) (m)	278,369
240,000	ING Groep N.V. (Netherlands) VAR, 5.78%, 12/31/49 (m)	227,739
100,000	Lincoln National Corp. VAR, 7.00%, 05/17/66 (m)	99,224
1,000,000	Monumental Global Funding II FRN, 5.34%, 09/13/07 (e)	1,000,153
230,000	Oil Insurance Ltd. (Bermuda) VAR, 7.56%, 12/31/49 (e)	228,963
130,000	Protective Life Secured Trust FRN, 5.15%, 01/14/08	130,204
300,000	Stingray Pass-Through Trust 5.90%, 01/12/15 (e)	280,494
		2,478,873
	IT Services — 0.1%
60,000	Sungard Data Systems, Inc. 9.13%, 08/15/13 (e)	62,250
	Media — 1.4%
55,000	Charter Communications Operating LLC 8.00%, 04/30/12 (e) (m)	54,725
	Comcast Corp.
15,000	4.95%, 06/15/16 (m)	13,368
30,000	5.90%, 03/15/16 (m)	28,823
100,000	Dex Media, Inc. SUB, 0.00%, 11/15/13 (m)	84,250
55,000	DirecTV Holdings LLC 6.38%, 06/15/15 (m)	50,738
80,000	Echostar DBS Corp. 7.13%, 02/01/16 (e) (m)	77,000
125,000	News America, Inc. 6.20%, 12/15/34	113,436
120,000	TCI Communications, Inc. 7.88%, 02/15/26	129,218
	Viacom, Inc.,
400,000	FRN, 5.69%, 06/16/09 (e)	399,804
115,000	6.25%, 04/30/16 (e)	111,636
115,000	6.88%, 04/30/36 (e)	110,982
		1,173,980
	Metals & Mining — 0.3%
115,000	Newmont Mining Corp. 5.88%, 04/01/35	102,922
120,000	Teck Cominco Ltd. (Canada) 6.13%, 10/01/35	107,413
		210,335
	Oil, Gas & Consumable Fuels — 1.3%
115,000	Anadarko Finance Co. (Canada) Series B, 7.50%, 05/01/31 (m)	123,557
40,000	Chesapeake Energy Corp. 6.50%, 08/15/17 (m)	36,500
174,564	Deutsche Bank AG for Gazstream S.A. (Luxembourg) 5.63%, 07/22/13 (e)	170,200
	Enterprise Products Operating LP
175,000	5.00%, 03/01/15 (m)	158,035
120,000	Series B, 6.65%, 10/15/34 (m)	113,854
305,000	Gazprom International S.A. (Luxembourg) 7.20%, 02/01/20	308,934
40,000	Kinder Morgan Energy Partners LP 7.40%, 03/15/31 (m)	41,382
85,000	XTO Energy, Inc. 5.65%, 04/01/16	80,600
		1,033,062
	Paper & Forest Products — 0.1%
45,000	Georgia Pacific Corp. 7.70%, 06/15/15 (m)	42,975
	Pharmaceuticals — 0.1%
115,000	Teva Pharmaceutical Finance LLC 6.15%, 02/01/36	103,261
	Road & Rail — 0.5%
150,000	BNSF Funding Trust I VAR, 6.61%, 12/15/55 (m)	140,805
310,000	CSX Corp. FRN, 5.43%, 08/03/06 (m)	310,051
		450,856
	Software — 0.5%
335,000	Oracle Corp and Ozark Holding Inc. FRN, 5.28%, 01/13/09	335,202
45,000	UGS Corp. 10.00%, 06/01/12	48,375
		383,577
	Thrifts & Mortgage Finance — 3.2%
400,000	Bancaja US Debt S.A. FRN, 5.64%, 07/10/09 (e)	399,878
250,000	Countrywide Financial Corp. FRN, 5.68%, 03/24/09 (m)	250,104

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   9

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Corporate Bonds — Continued
	Thrifts & Mortgage Finance — Continued
250,000	Northern Rock plc (United Kingdom) FRN, 5.20%, 10/19/07 (e)	250,384
	Residential Capital Corp.
320,000	6.13%, 11/21/08	316,292
425,000	6.38%, 06/30/10	419,216
300,000	FRN, 6.49%, 11/21/08	301,198
475,000	FRN, 6.90%, 04/17/09 (e)	474,974
250,000	Sovereign Bancorp, Inc. FRN, 5.51%, 03/01/09 (e)	250,255
		2,662,301
	Wireless Telecommunication Services — 0.1%
50,000	Rogers Wireless, Inc. (Canada) 6.38%, 03/01/14	47,625
	Total Corporate Bonds (Cost $30,267,975)	29,701,661
	Loan Participations — 0.6%
150,000	OAO Gazprom (Germany) 9.13%, 04/25/07	152,970
	VTB Capital S.A. for Vneshtorgbank (Luxembourg)
100,000	FRN, 6.17%, 09/21/07	100,050
240,000	FRN, 6.17%, 09/21/07 (e)	239,880
	Total Loan Participations (Cost $493,442)	492,900
	Mortgage Pass-Through Securities — 36.9%
	Federal Home Loan Mortgage Corp. Gold Pools
1,780,000	TBA, 5.50%, 08/15/36	1,708,245
2,000,000	TBA, 6.00%, 07/15/36	1,968,750
7,845,000	TBA, 6.00%, 08/15/31	7,715,071
98,403	6.00%, 02/01/35 (m)	96,946
	Federal National Mortgage Association Various Pools
1,700,000	TBA, 5.50%, 07/15/36	1,647,405
679,000	TBA, 5.50%, 07/25/21	666,269
2,700,000	TBA, 5.50%, 08/25/21	2,647,687
4,950,000	TBA, 5.50%, 08/25/36	4,749,832
1,150,000	TBA, 6.00%, 08/25/36	1,129,001
5,650,000	TBA, 6.50%, 08/25/36	5,672,950
500,000	TBA, 7.00%, 08/25/36	510,938
1,750,000	Government National Mortgage Association Various Pools TBA, 6.00%, 07/15/36	1,735,233
	Total Mortgage Pass-Through Securities (Cost $30,266,425)	30,248,327
	U.S. Government Agency Mortgages — 0.9%
615,000	Federal National Mortgage Association 7.13%, 01/15/30 (m) (Cost $654,507)	734,571
	U.S. Treasury Obligations — 15.4%
	U.S. Treasury Bonds
160,000	5.38%, 02/15/31 (m)	162,763
134,000	6.13%, 11/15/27 (m)	148,060
410,000	6.25%, 05/15/30 (m)	464,389
150,000	6.75%, 08/15/26 (k) (m)	176,461
360,000	7.25%, 08/15/22 (k) (m)	434,334
10,552	U.S. Treasury Inflation Indexed Bonds 1.63%, 01/15/15	9,837
	U.S. Treasury Notes
7,305,000	3.13%, 09/15/08 (m)	6,999,673
70,000	3.50%, 02/15/10 (m)	66,298
210,000	3.50%, 11/15/09 (m)	199,607
165,000	3.75%, 05/15/08 (m)	160,830
360,000	3.88%, 05/15/10 (m)	344,517
715,000	3.88%, 07/31/07 (m)	704,666
240,000	4.00%, 02/15/15 (m)	221,156
375,000	4.00%, 04/15/10 (m)	360,820
200,000	4.00%, 08/31/07 (m)	197,180
105,000	4.13%, 05/15/15 (m)	97,498
75,000	4.25%, 10/15/10 (m)	72,586
260,000	4.38%, 11/15/08 (m)	255,552
920,000	4.50%, 02/28/11 (m)	897,072
380,000	4.75%, 03/31/11 (m)	374,285
120,000	4.88%, 02/15/12 (m)	118,687
75,000	4.88%, 04/30/11 (m)	74,235
90,000	5.13%, 05/15/16 (m)	89,894
	Total U.S. Treasury Obligations (Cost $12,842,352)	12,630,400
	Foreign Government Securities — 3.4%
365,000	Brazilian Government International Bond (Brazil) 12.25%, 03/06/30	534,725
EUR 245,000	Bundesrepublik Deutschland (Germany) 4.75%, 07/04/34	334,485
$500,000	Government of Argentina (Argentina) FRN, 4.89%, 08/03/12	413,250
245,000	Mexico Government International Bond (Mexico) 8.00%, 09/24/22	272,563
170,000	Peru Government International Bond (Peru), 7.35%, 07/21/25	166,600
370,000	Russia Government International Bond (Russia) 12.75%, 06/24/28	623,450
25,000	Venezuela Government International Bond (Venezuela) 7.00%, 12/01/18	24,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2006

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
90,000	9.38%, 01/13/34	105,750
315,000	5.75%, 02/26/16	280,350
	Total Foreign Government Securities (Cost $2,781,606)	2,755,173
SHARES
Long Term Investments — Continued
	Preferred Stocks — 0.2%
	Insurance — 0.2%
110,000	Axis Capital Holdings Ltd. (Bermuda) Series B, VAR, 7.50% (m)	107,540
	Thrifts & Mortgage Finance — 0.0% (g)
100	Home Ownership Funding Corp. SUB 13.33% (e)	20,197
	Total Preferred Stocks (Cost $210,104)	127,737
	Total Long-Term Investments (Cost $111,864,132)	110,502,434

NUMBER OF CONTRACTS/ NOTIONAL VALUE($)	SECURITY DESCRIPTION	VALUE($)
	Call Options Purchased — 0.2%
$2,000,000	Call Options on U.S. Treasury Note Expiring 07/06/06, @ $100.97, American Style	51
17	Call Option on 5 Year U.S. Treasury Note Expiring 07/21/06, @ $102.50, American Style	16,203
	Receiver Swaption on Interest Rate
370,000	Expiring 01/20/16. If exercised the Portfolio receives 5.16% and pays floating 3 month LIBOR expiring 01/22/36, European Style.	13,992
1,250,000	Expiring 12/14/15. If exercised the Portfolio receives 5.38% and pays floating 3 month LIBOR expiring 12/17/35, European Style.	54,020
2,705,000	Expiring 11/06/06. If exercised the Portfolio receives 5.82% and pays floating 3 month LIBOR expiring 11/08/36, European Style.	66,462
		150,728
	Put Options Purchased — 1.1%
23	Put Option on 1 Year Eurodollar Mid Curve Expiring 09/18/06 @ $94.13, American Style	431
15	Put Option on U.S. Treasury Bond Expiring 08/25/06 @$101.00, American Style	938
15	Put Option on U.S. Treasury Bill Futures Expiring 08/25/06 @ $104.00, American Style	4,688
46	Put Option on U.S. Treasury Note Futures Expiring 08/25/06 @ $103.00, American Style	6,469
131	Put Option on 10 Year Treasury Note Expiring 07/21/06 @ $104.00, American Style	18,422
4,110,000	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA Expiring 08/07/06 @ $96.38, European Style	28,115
	Put Option on FNMA, 30 Year Fixed, 6.00%, TBA
1,890,000	Expiring 09/06/06 @ $97.90, European Style	14,249
5,430,000	Expiring 09/06/06 @ $98.44, European Style	37,331
2,100,000	Put Option on FNMA, 30 Year Fixed, 6.50%, TBA Expiring 09/06/06 @ $100.69, European Style	12,305
	Payer Swaption on Interest Rate
2,705,000	Expiring 11/06/06. If exercised the Portfolio pays 5.82% and receives floating 3 month LIBOR expiring 11/08/36, European Style.	61,701
1,250,000	Expiring 12/14/15. If exercised the Portfolio pays 5.38% and receives floating 3 month LIBOR expiring 12/17/35, European Style.	98,094
4,800,000	Expiring 05/19/08. If exercised the Portfolio pays 5.76% and receives floating 3 month LIBOR expiring 05/21/38, European Style.	280,093
5,005,000	Expiring 05/19/08. If exercised the Portfolio receives 5.76% and pays floating 3 month LIBOR expiring 05/21/38, European Style.	292,054
2,234,200	Expiring 08/07/06. If exercised the Portfolio pays 6.10% and receives floating 3 month LIBOR expiring 08/09/16, European Style.	981
1,780,000	Expiring 09/06/06. If exercised the Portfolio pays 6.10% and receives floating 3 month LIBOR expiring 09/08/16, European Style.	2,768
370,000	Expiring 01/20/16. If exercised the Portfolio pays 5.16% and receives floating 3 month LIBOR expiring 01/22/36, European Style.	32,455
		891,094
	Total Options Purchased (Cost $1,129,526)	1,041,822

SHARES
Short-Term Investment — 1.2%
	Investment Company — 1.2%
983,892	JPMorgan Prime Money Market Fund (b) (m) (Cost $983,892)	983,892
	Total Investments — 137.4% (Cost $113,977,550)	$112,528,148
	Liabilities in Excess of Other Assets — (37.4)%	(30,613,004)
	NET ASSETS — 100.0%	$81,915,144

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   11

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/06 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
1	U.S. Treasury Bond	September, 2006	$106,656	$(89)
42	U.S. 5 Year Treasury Note	September, 2006	4,343,063	(12,571)
12	U.S. 10 Year Treasury Note	September, 2006	1,258,313	(1,783)
	Short Futures Outstanding
(21)	Euro-Bobl	September, 2006	(2,930,700)	9,759
(5)	Euro-Bund	September, 2006	(737,500)	3,548
(15)	U.S. 2 Year Treasury Note	September, 2006	(3,041,719)	8,677
				$7,541

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 06/30/06 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
292,000 EUR	08/29/06	$367,015	$374,909	$(7,894)

Options Written

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE/# OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	$99.25	07/06/06	$4,000,000	$(10,625)	$(156)
U.S. 5 Year Treasury Note, American Style	103.00	07/21/06	34	(12,464)	(18,063)
				$(23,089)	$(18,219)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*(r)	EXPIRATION DATE	NOTIONAL VALUE/# OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.42% semi-annually	03/22/16	$2,560,000	$(115,392)	$(82,681)
Bear Stearns Bank plc	5.71% semi-annually	11/06/06	5,140,000	(85,067)	(60,395)
				$(200,459)	$(143,076)

*	The Portfolio will receive a floating rate based on 3-month USD LIBOR.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE/# OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
FNMA, 30 Year Fixed, 6.50%, TBA, European Style	$99.91	09/06/06	$4,200,000	$(9,187)	$(10,828)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	97.38	09/06/06	10,860,000	(36,059)	(35,634)
FNMA, 30 Year Fixed, 6.00%, TBA, European Style	97.07	09/06/06	3,780,000	(10,779)	(7,441)
FNMA, 30 Year Fixed, 5.50%, TBA, European Style	95.23	08/07/06	8,220,000	(33,394)	(16,000)
U.S. 10 Year Treasury Note, 6.00%, American Style	103.00	07/21/06	46	(4,179)	(1,437)
U.S. Treasury Bond, American Style	102.00	08/25/06	15	(2,300)	(1,641)
U.S. Treasury Bond, American Style	103.00	07/21/06	15	(4,175)	(2,813)
				$(100,073)	$(75,794)

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**(r)	EXPIRATION DATE	NOTIONAL VALUE/# OF CONTRACTS	PREMIUM (USD)	VALUE (USD)
Merrill Lynch Capital Services	5.42% semi-annually	03/22/16	$2,560,000	$(115,392)	$(141,484)
Deutsche Bank AG, New York	5.58% semi-annually	05/19/08	15,840,000	(321,024)	(329,598)
Bear Stearns Bank plc	5.71% semi-annually	11/06/06	5,140,000	(85,067)	(71,960)
Deutsche Bank AG, New York	5.58% semi-annually	05/19/08	16,516,500	(324,825)	(343,674)
				$(846,308)	$(886,716)

**	The Portfolio will pay a floating rate based on 3-month USD LIBOR.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   13

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Interest Rate Swaps

	Rate Type(r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE PORTFOLIO	PAYMENTS RECEIVED BY THE PORTFOLIO	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Barclays Capital	5.45% semi-annually	3 month LIBOR	06/08/11	$1,270,000	$10,247
Credit Suisse Inc.	3 month LIBOR	5.88% semi-annually	06/27/36	176,000	1,800
Credit Suisse Inc.	3 month LIBOR	5.32% semi-annually	04/25/08	5,950,000	(29,495)
Credit Suisse Inc.	5.53% semi-annually	3 month LIBOR	04/25/16	2,920,000	40,159
Credit Suisse Inc.	5.82% semi-annually	3 month LIBOR	06/27/16	974,000	(6,515)
Credit Suisse Inc.	3 month LIBOR	5.67% semi-annually	04/25/36	775,000	(14,371)
Deutsche Bank AG, New York	3 month LIBOR	5.86% semi-annually	06/26/38	181,000	698
Deutsche Bank AG, New York	3 month LIBOR	5.39% semi-annually	06/07/08	5,915,000	(24,410)
Deutsche Bank AG, New York	3 month LIBOR	5.58% semi-annually	07/19/08	4,180,000	(4,384)
Deutsche Bank AG, New York	5.03% semi-annually	3 month LIBOR	11/15/10	1,170,000	26,492
Deutsche Bank AG, New York	5.76% semi-annually	3 month LIBOR	07/03/11	2,040,000	(9,591)
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR	05/21/13	7,883,000	37,410
Deutsche Bank AG, New York	5.58% semi-annually	3 month LIBOR	05/21/13	7,707,000	36,575
Deutsche Bank AG, New York	5.77% semi-annually	3 month LIBOR	06/26/13	1,530,000	(3,386)
Deutsche Bank AG, New York	5.56% semi-annually	3 month LIBOR	06/07/16	2,900,000	35,300
Deutsche Bank AG, New York	5.68% semi-annually	3 month LIBOR	07/19/16	2,745,000	11,386
Deutsche Bank AG, New York	3 month LIBOR	5.69% semi-annually	06/07/36	770,000	(13,081)
Deutsche Bank AG, New York	3 month LIBOR	5.75% semi-annually	07/19/36	910,000	(8,386)
Deutsche Bank AG, New York	3 month LIBOR	5.76% semi-annually	05/21/38	2,212,000	(19,639)
Deutsche Bank AG, New York	3 month LIBOR	5.76% semi-annually	05/21/38	2,200,000	(19,532)
Lehman Brothers Special Financing	3 month LIBOR	5.15% semi-annually	03/24/08	6,035,000	30,654
Lehman Brothers Special Financing	3 month LIBOR	5.60% semi-annually	07/19/08	8,870,000	(6,701)
Lehman Brothers Special Financing	5.42% semi-annually	3 month LIBOR	05/21/09	1,485,000	9,111
Lehman Brothers Special Financing	5.09% semi-annually	3 month LIBOR	05/15/11	1,850,000	3,188
Lehman Brothers Special Financing	5.22% semi-annually	3 month LIBOR	03/24/16	2,950,000	82,606
Lehman Brothers Special Financing	5.79% semi-annually	3 month LIBOR	06/27/16	765,000	(318)
Lehman Brothers Special Financing	5.69% semi-annually	3 month LIBOR	07/19/16	5,820,000	19,844
Lehman Brothers Special Financing	3 month LIBOR	5.29% semi-annually	03/24/36	765,000	(51,664)
Lehman Brothers Special Financing	3 month LIBOR	5.75% semi-annually	07/19/36	1,940,000	(33,726)
Merrill Lynch Capital Services	5.73% semi-annually	3 month LIBOR	06/21/16	875,000	31
Merrill Lynch Capital Services	3 month LIBOR	5.42% semi-annually	03/24/26	691,000	(15,967)
Merrill Lynch Capital Services	5.38% semi-annually	3 month LIBOR	12/17/35	400,000	14,184
Merrill Lynch Capital Services	5.16% semi-annually	3 month LIBOR	01/22/36	118,000	5,911
					$104,430

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Bank of America	Computer Sciences Corp., 7.38%, 06/15/11	Buy	155.7 BPS quarterly	03/20/11	$850,000	$(28,023)
Bear Stearns	Windstorm Corp., 8.13%, 08/01/13	Sell	166 BPS semi-annually	09/20/11	200,000	1
Citibank, N.A.	Argentina Government Bond, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	260,000	(1,887)
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	116.5 BPS quarterly	05/20/10	2,000,000	(29,780)
Citibank, N.A.	Mexico Government Bond, 8.30%, 08/15/31	Sell	100 BPS semi-annually	05/20/10	2,000,000	27,008
Citibank, N.A.	Pemex, 9.50%, 09/15/27	Buy	125 BPS quarterly	06/20/10	1,000,000	(16,731)
Citibank, N.A.	Mexico Government Bond, 8.30%, 08/15/31	Sell	105 BPS semi-annually	06/20/10	1,000,000	14,240
Citibank, N.A.	Argentina Government Bond, 8.28%, 12/31/33	Sell	296.5 BPS semi-annually	10/20/10	260,000	4,217
Citibank, N.A.	Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	06/20/11	245,000	2,789
Citibank, N.A.	Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	06/20/11	245,000	(2,628)
Credit Suisse First Bank, Inc.	Arrow Electronics Inc., 6.88%, 06/01/18	Buy	65 BPS quarterly	03/20/11	300,000	141
Credit Suisse Inc.	Republic of Venezuela, 9.25%, 09/15/27	Buy	64 BPS semi-annually	06/20/08	2,160,000	(9,302)
Credit Suisse Inc.	Republic of Venezuela, 9.25%, 09/15/27	Sell	175 BPS semi-annually	06/20/11	980,000	3,644
Deutsche Bank AG, New York	Brazilian Government Bond, 12.25%, 03/06/30	Sell	235 BPS semi-annually	04/20/07	1,000,000	21,112
Deutsche Bank AG, New York	Mexico Government Bond, 7.50%, 04/08/33	Buy	29 BPS semi-annually	05/20/08	4,820,000	1,154
Deutsche Bank AG, New York	Mexico Government Bond, 7.50%, 04/08/33	Buy	105 BPS semi-annually	06/20/10	1,000,000	(13,881)
Deutsche Bank AG, New York	Mexico Government Bond, 7.50%, 04/08/33	Buy	106 BPS semi-annually	06/20/10	1,500,000	(21,355)
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 03/31/30	Sell	104 BPS semi-annually	06/20/10	1,000,000	15,533
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 03/31/30	Sell	105 BPS semi-annually	06/20/10	1,500,000	23,832
Deutsche Bank AG, New York	Mexico Government Bond, 7.50%, 04/08/33	Buy	96 BPS semi-annually	07/20/10	1,000,000	(14,415)
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 03/31/30	Sell	101 BPS semi-annually	07/20/10	1,000,000	18,754
Deutsche Bank AG, New York	Mexico Government Bond, 7.50%, 04/08/33	Sell	66.75 BPS semi-annually	05/20/11	2,140,000	(8,248)
Deutsche Bank AG, New York	Philippines, 10.63%, 03/16/25	Buy	199 BPS quarterly	06/20/11	590,000	5,298
Deutsche Bank AG, New York	Philippines, 10.63%, 03/16/25	Buy	221 BPS quarterly	06/20/11	295,000	(65)
Deutsche Bank AG, New York	Indonesia, 6.75%, 03/10/14	Sell	185 BPS quarterly	06/20/11	590,000	(5,092)
Deutsche Bank AG, New York	Indonesia, 6.75%, 03/10/14	Sell	205 BPS quarterly	06/20/11	295,000	359
Goldman Sachs Capital Management	RadioShack Corp., 7.38%, 05/15/11	Buy	107 BPS quarterly	03/20/11	600,000	(129)
Goldman Sachs Capital Management	V.F. Corp., 8.50%, 10/01/10	Buy	54 BPS quarterly	03/20/11	300,000	(3,508)
Goldman Sachs Capital Management	Gannett Co., 6.38%, 04/01/12	Buy	27 BPS quarterly	06/20/11	350,000	1,045
Goldman Sachs Capital Management	Sara Lee Corp., 6.13%, 11/01/32	Buy	45 BPS quarterly	06/20/11	350,000	786
Goldman Sachs Capital Management	Cox Communications, 6.80%, 08/01/28	Sell	64 BPS quarterly	06/20/11	350,000	76
Goldman Sachs Capital Management*	Dow Jones CDX.NA.IG.6	Sell	40 BPS quarterly	06/20/11	6,300,000	(1,268)
Lehman Brothers Special Financing	Republic of Russia, 12.75%, 06/24/28	Buy	54 BPS semi-annually	10/20/07	800,000	(1,935)
Lehman Brothers Special Financing	Republic of Russia, 12.75%, 06/24/28	Buy	61 BPS semi-annually	10/20/07	800,000	(2,701)
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	104 BPS quarterly	10/20/07	800,000	5,771
Lehman Brothers Special Financing	Gazprom, 8.63%, 04/28/34	Sell	111 BPS quarterly	10/20/07	800,000	6,536

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   15

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Credit Default Swaps — Continued

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	06/20/08	$690,000	$(780)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Buy	58 BPS semi-annually	06/20/08	690,000	(769)
Lehman Brothers Special Financing	Brazilian Government Bond, 12.25%, 03/06/30	Buy	300 BPS semi-annually	09/20/10	600,000	(38,436)
Lehman Brothers Special Financing	Argentina Government Bond, 8.28%, 12/31/33	Sell	343 BPS semi-annually	09/20/10	600,000	20,654
Lehman Brothers Special Financing	Brazilian Government Bond, 12.25%, 03/06/30	Buy	261.5 BPS semi-annually	10/20/10	1,100,000	(50,659)
Lehman Brothers Special Financing	Argentina Government Bond, 8.28%, 12/31/33	Sell	303.5 BPS semi-annually	10/20/10	1,100,000	16,365
Lehman Brothers Special Financing	Tribune Co., 5.50%, 10/06/08	Buy	95 BPS quarterly	03/20/11	600,000	1,306
Lehman Brothers Special Financing**	Dow Jones CDX.HY.100 SL 061	Buy	345 BPS quarterly	06/20/11	2,425,000	(11,483)
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	06/20/11	295,000	248
Lehman Brothers Special Financing	Republic of Venezuela, 9.25%, 09/15/27	Sell	173 BPS semi-annually	06/20/11	295,000	261
Lehman Brothers Special Financing	Limited Brands Inc., 6.13%, 12/01/12	Buy	67 BPS quarterly	09/20/11	300,000	(1,802)
Merrill Lynch Capital Services	Alltel Corp., 7.00%, 07/01/12	Buy	84 BPS quarterly	09/20/11	500,000	(2,559)
Merrill Lynch, Inc.	Ace Ina Holdings, 8.88%, 08/15/29	Buy	31 BPS quarterly	06/20/11	200,000	1,030
Merrill Lynch, Inc.	Allstate, 6.75%, 05/15/18	Buy	21 BPS quarterly	06/20/11	200,000	569
Merrill Lynch, Inc.	Liberty Mutual, 7.88%, 10/15/26	Buy	30 BPS quarterly	06/20/11	200,000	1,529
Merrill Lynch, Inc.	St. Paul Travelers, 8.13%, 04/15/10	Buy	26 BPS quarterly	06/20/11	200,000	849
Morgan Stanley Capital Services	Gazprom, 8.63%, 04/28/34	Sell	30 BPS quarterly	08/20/06	910,000	71
Morgan Stanley Capital Services	Linde AG	Sell	25 BPS quarterly	03/20/08	220,000	GBP —
Morgan Stanley Capital Services	Gannett Co., 6.38%, 04/01/12	Buy	37 BPS quarterly	09/20/11	400,000	(766)
Morgan Stanley Capital Services	Mexico Government Bond, 7.50%, 04/08/33	Buy	112 BPS semi-annually	04/20/10	1,000,000	(14,353)
Morgan Stanley Capital Services	Republic of Russia, 5.00%, 03/31/30	Sell	140 BPS semi-annually	04/20/10	1,000,000	27,406
Morgan Stanley Capital Services	Republic of Russia, 5.00%, 03/31/30	Buy	90 BPS semi-annually	07/20/10	1,500,000	(7,482)
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	190 BPS semi-annually	07/20/10	1,500,000	(7,023)
Morgan Stanley Capital Services	Republic of Russia, 12.75%, 06/24/28	Buy	64 BPS semi-annually	09/20/10	550,000	282
Morgan Stanley Capital Services	Government of Ukraine, 7.65%, 06/11/13	Sell	176 BPS semi-annually	09/20/10	550,000	(11,956)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	290 BPS semi-annually	10/20/10	500,000	(27,329)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 03/06/30	Buy	335 BPS semi-annually	10/20/10	350,000	(10,844)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	500,000	12,459
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	350,000	7,290
Morgan Stanley Capital Services***	Republic of Peru 8.75% 11/21/33	Buy	277 BPS semi-annual	04/20/11	490,000	(13,555)
Union Bank of Switzerland AG, London	Republic of Russia, 5.00%, 03/31/30	Buy	90 BPS semi-annually	08/20/10	1,000,000	(17,250)
Union Bank of Switzerland AG, London	Government of Ukraine, 7.65%, 06/11/13	Sell	184 BPS semi-annually	08/20/10	1,000,000	(2,222)
						$(137,601)

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Forward Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE PORTFOLIO	PAYMENTS RECEIVED BY THE PORTFOLIO	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	1 month LIBOR	5.46% semi-annually	08/31/06	$105,500,000	$359
Merrill Lynch Capital Services	3 month LIBOR	5.45% semi-annually	10/31/06	66,500,000	(5,276)
Merrill Lynch Capital Services	3 month LIBOR	5.61% quarterly	03/21/07	26,370,000	359
					$(4,558)

*	Premiums paid of $18,924

**	Premiums received of $67,476

***	Premiums received of $4,208

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Deutsche Bank AG, New York†	FNMA, 4.50%, 1/15/14	$93.56	08/16/06	$1,095,000	$15,273
Deutsche Bank AG, New York††	FNMA, 6.63%, 11/15/10	105.08	07/19/06	1,100,000	(8,859)
Lehman Brothers Special Financing†	FHLMC, 5.25%, 5/21/09	99.30	07/20/06	1,485,000	2,994
Lehman Brothers Special Financing†	FHLMC, 5.75%, 6/27/16	99.26	07/26/06	765,000	3,464
Lehman Brothers Special Financing††	FNMA, 6.00%, 5/15/11	102.95	07/19/06	120,000	(1,024)
					$11,848

†	Portfolio pays the excess of the price lock over the market price and receives the excess of the market price over the price lock.

††	Portfolio pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

ABBREVIATIONS:

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	— All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)	— Amount rounds to less than 0.1%.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(r)	— Rates shown are per annum and payments are as described.

CMO	— Collateralized Mortgage Obligation

EUR	— Euro.

FNMA	— Federal National Mortgage Association

FRN	— Floating Rate Note. The rate shown is the rate in effect as of June 30, 2006.

IF	— Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO	— Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	— London interbank offering rate.

SUB	— Step-Up Bond. The rate shown is the rate in effect as of June 30, 2006.

TBA	— To Be Announced

USD	— United States Dollar.

VAR	— Variable. The interest rate shown is the rate in effect at June 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   17

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$111,544,256
Investments in affiliates, at value	983,892
Total investment securities, at value	112,528,148
Cash	124,970
Receivables:
Investment securities sold	82,011,828
Portfolio shares sold	21,854
Interest and dividends	676,316
Tax reclaims	6,918
Variation margin on futures contracts	98,703
Outstanding swap contracts, at value	630,660
Total Assets	196,099,397

LIABILITIES:
Payables:
Investment securities purchased	112,301,788
Portfolio shares redeemed	15,343
Variation margin on futures contracts	2,344
Unrealized loss on forward foreign currency exchange contracts	7,894
Outstanding options written, at fair value	1,123,805
Outstanding swap contracts, at value	656,541
Accrued liabilities:
Investment advisory fees	20,343
Administration fees	10,754
Custodian and accounting fees	8,938
Trustees’ and Officers’ fees	100
Other	36,403
Total Liabilities	114,184,253
Net Assets	$81,915,144

NET ASSETS:
Paid in capital	$82,603,451
Accumulated undistributed (distributions in excess of) net investment income	1,859,261
Accumulated net realized gains (losses)	(1,173,344)
Net unrealized appreciation (depreciation)	(1,374,224)
Total Net Assets	$81,915,144

Outstanding units of beneficial interest (shares)	7,241,475

Net asset value, offering and redemption price per share (unlimited amount authorized, no par value)	$11.31

Cost of investments	$113,977,550
Premiums received from options written	1,169,929
Premiums paid on swaps	18,924
Premiums received on swaps	71,684

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Bond Portfolio
INVESTMENT INCOME:
Interest income	$2,032,376
Dividend income	6,795
Dividend income from affiliates (a)	178,160
Total investment income	2,217,331

EXPENSES:
Investment advisory fees	125,350
Administration fees	81,993
Custodian and accounting fees	24,145
Professional fees	53,038
Trustees’ and Officers’ fees	1,772
Printing and mailing costs	22,646
Transfer agent fees	2,361
Other	2,614
Total expenses	313,919
Less earnings credits	(544)
Net expenses	313,375
Net investment income (loss)	1,903,956

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(1,297,905)
Short positions	335,048
Options written	413,333
Futures	(17,158)
Swaps	(180,710)
Foreign currency transactions	(19,463)
Net realized gain (loss)	(766,855)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,396,066)
Options written	(218,068)
Futures	17,110
Swaps	107,123
Foreign currency translations	(1,318)
Change in net unrealized appreciation (depreciation)	(1,491,219)
Net realized/unrealized gains (losses)	(2,258,074)
Change in net assets resulting from operations	$(354,118)

(a)	Includes reimbursements of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   19

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED JUNE 30, 2006

	Bond Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,903,956	$3,267,233
Net realized gain (loss)	(766,855)	(147,642)
Change in net unrealized appreciation (depreciation)	(1,491,219)	(850,067)
Change in net assets resulting from operations	(354,118)	2,269,524

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,298,092)	(2,934,536)
From net realized gains	(140,292)	(1,482,238)
Total distributions to shareholders	(3,438,384)	(4,416,774)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,500,687	12,639,681
Dividends reinvested	3,438,384	4,416,774
Cost of shares redeemed	(8,926,033)	(13,271,439)
Change in net assets from capital transactions	(986,962)	3,785,016

NET ASSETS:
Change in net assets	(4,779,464)	1,637,766
Beginning of period	86,694,608	85,056,842
End of period	$81,915,144	$86,694,608
Accumulated undistributed (distributions in excess of) net investment income	$1,859,261	$3,253,397

SHARE TRANSACTIONS:
Issued	378,593	1,061,265
Reinvested	303,479	379,448
Redeemed	(756,254)	(1,115,438)
Change in shares	(74,182)	325,275

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SERIES TRUST II        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN SERIES TRUST II   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$11.85	$0.28	$(0.33)	$(0.05)	$(0.47)	$(0.02)	$(0.49)
Year Ended December 31, 2005	12.17	0.45	(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41	0.09	0.50	(0.44)	(0.23)	(0.67)
Year Ended December 31, 2003	12.54	0.39	0.07	0.46	(0.39)	(0.27)	(0.66)
Year Ended December 31, 2002	11.61	0.40	0.62	1.02	(0.09)	(—)	(0.09)
Year Ended December 31, 2001	11.65	0.63	0.17	0.80	(0.73)	(0.11)	(0.84)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SERIES TRUST II        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.31	(0.44)%	$81,915	0.75%	4.56%	0.75%	350%
11.85	2.64	86,695	0.75	3.79	0.75	732
12.17	4.29	85,057	0.75	3.06	0.75	544
12.34	3.72	91,695	0.75	2.98	0.75	545
12.54	8.80	96,185	0.75	3.49	0.75	608
11.61	6.92	81,524	0.75	5.37	0.75	421

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   23

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

1. Organization

JPMorgan Bond Portfolio (“Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without affecting the value of such security, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The market value and percentage of net assets of restricted and illiquid securities as of June 30, 2006 were $1,395,803 and 1.7% respectively.

C.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market values of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations

24   JPMORGAN SERIES TRUST II        JUNE 30, 2006

arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E.  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign securities, markets or currencies. The Portfolio may also enter into forward foreign currency exchange contracts to generate gains. The values of the forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of June 30, 2006, the Portfolio had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

F.  Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Portfolio writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash and subject the Portfolio to unlimited risk of loss. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of June 30, 2006, the Portfolio had written options contracts outstanding as listed on its Schedule of Portfolio Investments.

Transactions in options written during the period ended June 30, 2006, were as follows:

	Notional Value/ Number of Contracts	Premiums Received
Options Outstanding at December 31, 2005	95,415,171	$1,472,000
Options Written	188,351,843	1,979,546
Options terminated in closing purchase transactions	(204,950,404)	(2,281,617)
Options outstanding at June 30, 2006	78,816,610	$1,169,929

G.  Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Portfolio may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return that party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Portfolio may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Portfolio assumes the market and credit risk of the underlying instrument including liquidity and loss of value of the swap contract shown in the Statement of Assets and Liabilities.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   25

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Premiums paid to or by the Portfolio is accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of June 30, 2006, the Portfolio had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

H. Commitments — The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

I.  Dollar Rolls — The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of June 30, 2006, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statement of Assets and Liabilities. The Portfolio segregates assets with a current value at least equal to the amount of the TBA Dollar Rolls.

J.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

K.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

L.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

M.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

N.  Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109“ (the ”Interpretation“). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for

26   JPMORGAN SERIES TRUST II        JUNE 30, 2006

such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six-months ended June 30, 2006 was $7,097.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator’s fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.75% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the six months ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$374,182,040	$377,947,282	$25,135,552	$24,445,561

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$113,977,550	$322,161	$(1,771,563)	$(1,449,402)

JUNE 30, 2006        JPMORGAN SERIES TRUST II   27

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio’s net assets could be adversely affected.

28   JPMORGAN SERIES TRUST II        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

(3)	The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   29

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 to 2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

30   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   31

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
JPMorgan Bond Portfolio
Actual	$1,000	$995.60	$3.71	0.75%
Hypothetical	1,000	1,021.08	3.76	0.75

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32   JPMORGAN SERIES TRUST II        JUNE 30, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-BP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan International Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary:
JPMorgan International Equity Portfolio	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	17
Schedule of Shareholder Expenses	19

HIGHLIGHTS

•	International markets rose steeply in the first half of 2006

•	Japan and speculative investments hit hard by late-quarter correction

•	Economic data suggests slowdown but not recession

•	Recent market sell-off underscores equity valuations

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Equity Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“We still believe that global inflation concerns have been overdone, with unit labor costs contained in the main markets and the risk of imported inflation overplayed.”

International markets outperformed

International markets were up sharply in the first six months of the year. The MSCI EAFE Index, a broad-based measure of international equity performance, posted a 10.2% gain. Much of those gains occurred early on, as generally favorable economic conditions, solid corporate earnings and a surge in mergers and acquisitions (M&A) propelled the MSCI EAFE Index to a 13.7% gain in the first four months of the year. In May, however, concerns about inflation and rising interest rates triggered a pullback as investors’ appetite for risk suddenly diminished.

Japan (last year’s stellar performer), along with more speculative segments of the market (e.g. emerging markets and small caps), suffered the hardest hits during the May-June correction. In contrast, the United Kingdom, European and Pacific Basin (ex-Japan) markets managed to weather the downturn, supported in part by energy and commodity-related names as well as less economically-sensitive sectors, such as utilities, healthcare and consumer staples. The technology and consumer discretionary sectors were weighed down by fears of a possible slowdown in global growth. Telecommunication services rebounded a bit in the second quarter but still trailed on a year-to-date basis, held back by concerns about competitive pressure and a lack of growth opportunities.

Data indicates slowdown, not recession

It appears that the global economy is nearing an inflection point. Virtually all current economic data suggest that the slowdown is nothing more than a mid-cycle pause. Certainly, it seems that the U.S. yield curve is discounting a slowdown instead of a recession. The level of capital expenditures and broader investment spending could at least partially offset reduced consumption by U.S. consumers. However, the risks probably lie to the downside, given weakness in the U.S. housing market — typically a portent of things to come. Conversely, Asian export growth and Organization for Economic Co-operation and Development (OECD) leading indicators suggest growth will hold up elsewhere, possibly surprising to the upside in Europe. We still believe that global inflation concerns have been overdone, with unit labor costs contained in the main markets and the risk of imported inflation overplayed.

Outlook

The recent market sell-off has accentuated the valuation case for equities, though in a context of peaking earnings momentum in many global equity markets, with the exception of Europe. On a price/earnings (PE) basis, the U.K. market is the cheapest it has been in 11 years. Economic data in Japan continues to indicate a domestic recovery and, with company guidance remarkably conservative, we would expect that market to be on the receiving end of earnings upgrades throughout the year.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year-End	December 31
Net Assets as of 6/30/06	$91,805,417
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies, returned 9.45% over the six months ended June 30, 2006, compared to the 10.16% return for the MSCI EAFE Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A:	The Portfolio was negatively impacted by our holdings in the United Kingdom. In contrast, stock selection in Japan and the Pacific Rim contributed positively to performance. At the sector level, healthcare and utilities detracted the most from performance, while consumer discretionary and information technology proved beneficial.

On the negative side, Smith & Nephew, a U.K. orthopedic and medical products company, hurt results as management reduced guidance on earnings growth following pricing cuts in Europe and Japan. In addition, slower-than-expected sales growth, resulting from the company’s restructured sales force, drove returns downward. While these issues do remain a concern, we believe that consensus estimates have now moved to reflect this, and the stock is trading at a historically low multiple. Following a product cycle lead pick-up in the second half of the year, we expect the company’s more efficient sales force to drive sales forward.

On a positive note, shares of Canon Inc., a Japanese printing and imaging company, outperformed the market, despite poor investor sentiment toward technology. We believe in the company’s combination of strong margins that are maintained through vigorous cost control, investor-friendly management and attractive valuations.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	We focus on stock selection to build a diversified portfolio of international equities that demonstrate attractive earnings growth prospects at reasonable valuations. We believe that concerns about global inflation have been overdone, with unit labor costs contained in the main markets. The recent market sell-off has accentuated the valuation case for equities. On a price/earnings (PE) basis, the U.K. market is the cheapest it has been in 11 years. Economic data in Japan continues to indicate a domestic recovery.

PORTFOLIO COMPOSITION**

United Kingdom	24.0%
Japan	22.6
France	12.6
Switzerland	10.8
Netherlands	4.9
Italy	4.8
Germany	4.4
Spain	2.8
Belgium	1.8
Finland	1.5
Sweden	1.3
Brazil	1.3
Australia	1.3
Hong Kong	1.0
Other (less than 1.0%)	2.1

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Total S.A.	4.1%
2.	HSBC Holdings plc	3.4
3.	ENI S.p.A.	3.1
4.	GlaxoSmithKline plc	2.6
5.	UBS AG	2.3
6.	Vodafone Group plc	2.3
7.	Mitsubishi Tokyo UFJ Financial Group, Inc.	2.1
8.	Tesco plc	2.0
9.	Roche Holding AG	1.9
10.	BNP Paribas	1.8

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of June 30, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
INTERNATIONAL EQUITY PORTFOLIO	1/3/95	24.33%	7.50%	5.38%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan International Equity Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, and Lipper Variable Annuity International Funds Index from June 30, 1996 to June 30, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributed to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The MSCI EAFE Index is a replica (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper Variable Annuity International Funds Index describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 97.2% (l)
	Common Stocks — 97.2%
	Australia — 1.3%
55,050	BHP Billiton Ltd.	1,190,666
	Belgium — 1.8%
39,620	Dexia	952,813
19,230	Fortis	655,749
		1,608,562
	Brazil — 1.3%
42,428	Cia Vale do Rio Doce ADR	1,019,969
2,333	Petroleo Brasileiro S.A.	208,360
		1,228,329
	Finland — 1.5%
65,862	Nokia OYJ	1,335,203
	France — 12.6%
1,327	Arkema (a)	51,785
38,677	AXA S.A.	1,251,881
16,926	BNP Paribas	1,618,535
20,380	Cie de Saint-Gobain	1,454,276
9,912	Imerys S.A.	791,928
10,405	Lafarge S.A.	1,304,212
13,200	Sanofi-Aventis	1,286,082
57,496	Total S.A.	3,777,017
		11,535,716
	Germany — 4.4%
6,950	BASF AG	557,206
16,254	Bayerische Motoren Werke AG	810,580
34,450	Deutsche Post AG (Registered)	925,290
3,700	SAP AG	777,434
11,330	Siemens AG (Registered)	984,504
		4,055,014
	Hong Kong — 1.0%
117,500	Esprit Holdings Ltd.	960,338
	Ireland — 0.8%
39,620	Bank of Ireland	704,120
	Italy — 4.8%
96,874	ENI S.p.A.	2,845,478
41,700	Mediaset S.p.A.	491,297
141,100	UniCredito Italiano S.p.A.	1,103,555
		4,440,330
	Japan — 22.6%
25,100	Astellas Pharmaceutical, Inc.	922,670
94,000	Bank of Yokohama Ltd.	726,261
27,750	Canon, Inc.	1,360,008
17,000	Credit Saison Co., Ltd.	805,477
23,000	Daikin Industries Ltd.	797,307
7,600	Fanuc Ltd.	682,662
3,300	Hirose Electric Co., Ltd.	401,094
37,400	Honda Motor Co., Ltd.	1,187,979
29,200	Hoya Corp.	1,039,523
30,000	Matsushita Electric Industrial Co., Ltd.	633,392
49,800	Mitsubishi Corp.	997,420
135	Mitsubishi Tokyo UFJ Financial Group, Inc.	1,892,422
42,000	Mitsui Fudosan Co., Ltd.	912,780
134	Mizuho Financial Group, Inc.	1,136,435
8,700	Nidec Corp.	624,181
49,500	Nikko Cordial Corp.	632,397
2,400	Nintendo Co., Ltd.	403,253
13,600	Nitto Denko Corp.	968,927
9,000	Secom Co., Ltd.	425,431
28,800	Seven & I Holdings Co., Ltd.	949,569
20,000	Sharp Corp.	316,176
16,400	Shin-Etsu Chemical Co., Ltd.	892,006
4,900	SMC Corp.	694,189
98,000	Sumitomo Corp.	1,295,594
		20,697,153
	Mexico — 0.5%
5,400	Fomento Economico Mexicano S.A. de C.V. ADR	452,088
	Netherlands — 4.9%
32,920	ABN Amro Holdings N.V.	901,544
23,939	ING Groep N.V. CVA	939,787
29,125	Koninklijke Philips (Royal) Electronics N.V.	907,331
66,284	Reed Elsevier N.V.	993,490
32,324	Wolters Kluwer N.V. CVA, Class C	763,061
		4,505,213
	South Korea — 0.8%
1,210	Samsung Electronics Co., Ltd.	767,997
	Spain — 2.8%
15,940	Altadis S.A.	752,680
57,400	Banco Bilbao Vizcaya Argentaria S.A.	1,181,136
44,550	Banco Popular Espanol S.A.	664,264
		2,598,080
	Sweden — 1.3%
371,900	Telefonaktiebolaget LM Ericsson, Class B	1,227,333
	Switzerland — 10.8%
13,545	Adecco S.A. (Registered)	800,108
15,185	Holcim Ltd. (Registered)	1,164,089
5,010	Nestle S.A. (Registered)	1,570,688
29,472	Novartis AG (Registered)	1,590,500

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Switzerland — Continued
10,749	Roche Holding AG	1,773,720
18,950	UBS AG (Registered)	2,074,365
4,418	Zurich Financial Services AG (Registered)	967,203
		9,940,673
	United Kingdom — 24.0%
136,727	Barclays plc	1,549,968
107,650	BG Group plc	1,436,878
44,270	British Land Co. plc	1,032,529
165,168	Centrica plc	869,737
84,305	GlaxoSmithKline plc	2,352,698
175,200	HSBC Holdings plc	3,081,771
152,490	Kingfisher plc	672,130
289,787	Morrison Supermarkets plc	1,041,061
38,219	Royal Bank of Scotland Group plc	1,254,533
35,600	Schroders plc	663,887
89,736	Smith & Nephew plc	688,671
41,510	Standard Chartered plc	1,012,836
293,403	Tesco plc	1,811,173
1,000,490	Vodafone Group plc	2,129,382
64,140	Wolseley plc	1,411,988
81,790	WPP Group plc	988,680
		21,997,922
	Total Common Stocks (Cost $62,691,946)	89,244,737
	Rights — 0.0% (g)
	France — 0.0% (g)
38,677	AXA S.A. (Cost $0)	32,650
	Total Investments — 97.2%
	(Cost $62,691,946)	89,277,387
	Other Assets in Excess of Liabilities — 2.8%	2,528,030
	Net Assets — 100.0%	$91,805,417

Percentages indicated are based on net assets.

The following table presents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	19.4%
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	4.9
Energy Equipment & Services	4.1
Food & Staples Retailing	4.1
Trading Companies & Distributors	4.0
Capital Markets	3.7
Construction Materials	3.6
Media	3.5
Communications Equipment	2.8
Chemicals	2.6
Building Products	2.5
Insurance	2.4
Metals & Mining	2.4
Electronic Equipment & Instruments	2.3
Wireless Telecommunication Services	2.3
Automobiles	2.2
Real Estate Management & Development	2.1
Household Durables	2.0
Specialty Retail	1.8
Diversified Financial Services	1.7
Food Products	1.7
Machinery	1.5
Office Electronics	1.5
Commercial Services & Supplies	1.3
Software	1.3
Industrial Conglomerates	1.1
Air Freight & Logistics	1.0
Other (less than 0.1%)	4.8
Total Investments	97.2

Based on a market value of $87,596,970, fair valued securities are 95.4% of net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(g)	—	Amount rounds to less than 0.1%.
(l)	—	All or a portion of this security is segregated with the custodian for forward foreign currency contracts.
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$89,277,387
Cash	2,116,572
Foreign currency	214,822
Receivables:
Portfolio shares sold	75,505
Interest and dividends	182,397
Tax reclaims	112,251
Total Assets	91,978,934

LIABILITIES:
Payables:
Portfolio shares redeemed	42,874
Accrued liabilities:
Investment advisory fees	43,624
Administration fees	31,115
Custodian and accounting fees	5,368
Trustees’ and Officers’ fees	109
Other	50,427
Total Liabilities	173,517
Net Assets	$91,805,417

NET ASSETS:
Paid in capital	$69,313,438
Accumulated undistributed (distributions in excess of) net investment income	840,514
Accumulated net realized gains (losses)	(4,937,956)
Net unrealized appreciation (depreciation)	26,589,421
Total Net Assets	$91,805,417
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	6,941,569

Net asset value, offering and redemption price per share	$13.23

Cost of investments	$62,691,946
Cost of foreign currency	213,612

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income	$1,540,714
Interest income	13,213
Foreign taxes withheld	(174,501)
Total investment income	1,379,426

EXPENSES:
Investment advisory fees	268,931
Administration fees	178,684
Custodian and accounting fees	27,034
Professional fees	34,130
Trustees’ and Officers’ fees	1,527
Printing and mailing costs	23,090
Transfer agent fees	2,241
Other	2,224
Total expenses	537,861
Net investment income (loss)	841,565

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	2,499,306
Foreign currency transactions	23,158
Net realized gain (loss)	2,522,464
Change in net unrealized appreciation (depreciation) of:
Investments	4,606,904
Foreign currency transactions	2,979
Change in unrealized appreciation (depreciation)	4,609,883
Net realized/unrealized gains (losses)	7,132,347
Change in net assets resulting from operations	$7,973,912

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$841,565	$954,896
Net realized gain (loss)	2,522,464	1,487,720
Change in net unrealized appreciation (depreciation)	4,609,883	5,639,679
Change in net assets resulting from operations	7,973,912	8,082,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(960,386)	(628,288)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	9,183,546	19,330,306
Dividends reinvested	960,386	628,288
Cost of shares redeemed	(8,158,369)	(15,619,234)
Change in net assets from capital transactions	1,985,563	4,339,360

NET ASSETS:
Change in net assets	8,999,089	11,793,367
Beginning of period	82,806,328	71,012,961
End of period	$91,805,417	$82,806,328
Accumulated undistributed (distributions in excess of) net investment income	$840,514	$959,335

SHARE TRANSACTIONS:
Issued	698,919	1,733,709
Reinvested	69,594	58,919
Redeemed	(613,551)	(1,393,580)
Change in shares	154,962	399,048

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$12.20	$0.12	$1.05	$1.17	$(0.14)	$—	$(0.14)
Year Ended December 31, 2005	11.12	0.14	1.04	1.18	(0.10)	—	(0.10)
Year Ended December 31, 2004	9.45	0.10	1.63	1.73	(0.06)	—	(0.06)
Year Ended December 31, 2003	7.20	0.03	2.28	2.31	(0.06)	—	(0.06)
Year Ended December 31, 2002	8.85	0.08	(1.69)	(1.61)	(0.04)	—	(0.04)
Year Ended December 31, 2001	11.35	0.09	(2.24)	(2.15)	(0.09)	(0.26)	(0.35)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$13.23	9.54%	$91,805	1.20%	1.88%	1.20%	8%
12.20	10.69	82,806	1.20	1.27	1.20	8
11.12	18.37	71,013	1.20	1.14	1.20	13
9.45	32.44	44,708	1.20	0.69	1.56	123
7.20	(18.31)	20,292	1.20	1.04	1.52	86
8.85	(19.14)	24,859	1.20	0.88	1.40	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan International Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Portfolio did not hold any restricted or illiquid securities as of June 30, 2006.

C.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market values of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

H. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I.  Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109“ (the ”Interpretation“). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the

JUNE 30, 2006        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator’s fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the Sub-administrator“). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.20% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$7,818,796	$7,423,335

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$62,691,946	$27,268,502	$(683,061)	$26,585,441

14   JPMORGAN SERIES TRUST II        JUNE 30, 2006

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of June 30, 2006, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2006, the Portfolio invested approximately 24.0% and 22.6% of its net assets in issuers in the United Kingdom and Japan, respectively.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   15

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

(3)	The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 to 2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   17

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

18   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000	$1,095.40	$6.23	1.20%
Hypothetical	1,000	1,018.84	6.01	1.20

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2006        JPMORGAN SERIES TRUST II   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-IEP-606

SEMI-ANNUAL REPORT
SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Trustees	15
Officers	16
Schedule of Shareholder Expenses	18

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Mid Cap Value Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001
Fiscal Year End	December 31
Net Assets as of 6/30/2006	$274,917,916
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation, returned 6.18% over the six months ended June 30, 2006, compared to the 7.02% return for the Russell Midcap Value Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to an overweight in consumer discretionary and stock selection in consumer staples. The Portfolio’s underweight in information technology and stock selection in utilities aided performance.

At the individual stock level, CA Inc., a corporate software firm, was a major detractor from performance. The company reported financial results that fell short of forecasts. More importantly, the company failed to file its annual report with regulators by the deadline and announced that it may need to restate previously reported results from stock-option grants going back to fiscal year 1997. Furthermore, the company may have understated its subscription revenue in years prior to fiscal year 2006. Another detractor was OSI Restaurant Partners Inc., an operator of franchise casual dining restaurants. The company reported lower first-quarter profit, as operating costs outpaced sales growth. While some weakness in the stock could be attributed to rising energy prices, casual dining stocks performed poorly as excess seating capacity and higher costs threatened to pressure margins.

While the Portfolio underperformed the benchmark, select holdings contributed to performance. V.F. Corp., an apparel manufacturer, positively impacted the Portfolio. The company reported strong first-quarter profits, driven by higher sales of outdoor wear, sportswear and jeans. The company has focused on extending past its core denim brand business and acquiring higher-growth and high-margin lifestyle brands. Cooper Industries Ltd., a manufacturer and distributor of electrical products, was also a positive contributor to performance. The company benefited from solid business fundamentals, driven by increased commercial construction, state and municipal budgets, and demand for office space. The company delivered strong results by effectively combining organic sales growth with growth from strategic acquisitions.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We look for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

PORTFOLIO COMPOSITION**

Financial	25.4%
Consumer Discretionary	20.9
Utilities	10.3
Industrials	8.8
Materials	8.0
Healthcare	5.8
Consumer Staples	5.5
Energy	5.3
Telecommunication Services	4.1
Information Technology	3.2
Short-Term Investment	2.8

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	V.F. Corp.	2.7%
2.	Assurant, Inc.	2.3
3.	Coventry Health Care, Inc.	2.2
4.	Kinder Morgan, Inc.	2.1
5.	M&T Bank Corp.	2.0
6.	Alltel Corp.	1.8
7.	North Fork Bancorp, Inc.	1.7
8.	Devon Energy Corp.	1.7
9.	Golden West Financial Corp.	1.6
10.	Vulcan Materials Co.	1.6

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	Percentages indicated are based on net assets as of June 30, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	3 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	10.30%	17.61%	16.20%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 6/30/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell Midcap Value Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to June 30, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Annuity Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 97.3%
	Common Stocks — 97.3%
	Beverages — 1.6%
16,100	Brown-Forman Corp., Class B	1,150,345
134,500	Constellation Brands, Inc., Class A (a)	3,362,500
		4,512,845
	Building Products — 1.0%
61,200	American Standard Cos., Inc.	2,648,124
	Capital Markets — 2.1%
94,600	E*Trade Financial Corp. (a)	2,158,772
33,500	Northern Trust Corp.	1,852,550
49,400	T. Rowe Price Group, Inc.	1,867,814
		5,879,136
	Chemicals — 4.9%
67,186	Albemarle Corp.	3,216,866
39,700	Ashland, Inc.	2,647,990
54,500	PPG Industries, Inc.	3,597,000
53,200	Sigma-Aldrich Corp.	3,864,448
		13,326,304
	Commercial Banks — 7.2%
45,200	Cullen/Frost Bankers, Inc.	2,589,960
46,300	M&T Bank Corp.	5,459,696
155,900	North Fork Bancorp, Inc.	4,703,503
82,400	TCF Financial Corp.	2,179,480
66,000	Wilmington Trust Corp.	2,783,880
27,100	Zions Bancorp	2,112,174
		19,828,693
	Commercial Services & Supplies — 0.9%
61,100	Republic Services, Inc.	2,464,774
	Computers & Peripherals — 0.8%
58,400	NCR Corp. (a)	2,139,776
	Construction Materials — 1.6%
54,900	Vulcan Materials Co.	4,282,200
	Containers & Packaging — 1.2%
89,600	Ball Corp.	3,318,784
	Distributors — 1.3%
88,800	Genuine Parts Co.	3,699,408
	Diversified Financial Services — 1.0%
48,600	Principal Financial Group	2,704,590
	Diversified Telecommunication Services — 1.4%
103,700	CenturyTel, Inc.	3,852,455
	Electric Utilities — 3.9%
67,800	American Electric Power Co., Inc.	2,322,150
48,500	DPL, Inc.	1,299,800
35,600	FirstEnergy Corp.	1,929,876
82,000	PPL Corp.	2,648,600
113,700	Westar Energy, Inc.	2,393,385
		10,593,811
	Electrical Equipment — 2.2%
64,000	Ametek, Inc.	3,032,320
32,900	Cooper Industries Ltd., Class A	3,057,068
		6,089,388
	Electronic Equipment & Instruments — 1.1%
31,000	Amphenol Corp., Class A	1,734,760
54,100	Jabil Circuit, Inc.	1,384,960
		3,119,720
	Food Products — 1.8%
85,850	Dean Foods Co. (a)	3,192,762
159,000	Del Monte Foods Co.	1,785,570
		4,978,332
	Gas Utilities — 4.0%
65,800	AGL Resources, Inc.	2,508,296
70,800	Energen Corp.	2,719,428
41,600	Questar Corp.	3,348,384
93,400	UGI Corp.	2,299,508
		10,875,616
	Health Care Providers & Services — 5.8%
63,600	Community Health Systems, Inc. (a)	2,337,300
110,450	Coventry Health Care, Inc. (a)	6,068,123
47,729	Henry Schein, Inc. (a)	2,230,376
48,900	Omnicare, Inc.	2,318,838
50,700	Quest Diagnostics, Inc.	3,037,944
		15,992,581
	Hotels, Restaurants & Leisure — 2.9%
108,800	Applebee’s International, Inc.	2,091,136
118,500	Hilton Hotels Corp.	3,351,180
75,600	OSI Restaurant Partners, Inc.	2,615,760
		8,058,076
	Household Durables — 1.2%
48,200	Fortune Brands, Inc.	3,422,682
	Household Products — 1.1%
50,900	Clorox Co.	3,103,373
	Industrial Conglomerates — 2.5%
40,000	Carlisle Cos., Inc.	3,172,000
62,400	Walter Industries, Inc.	3,597,360
		6,769,360

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Insurance — 7.0%
130,300	Assurant, Inc.	6,306,520
69,463	Cincinnati Financial Corp.	3,265,456
64,500	IPC Holdings Ltd. (Bermuda)	1,590,570
192,562	Old Republic International Corp.	4,115,050
69,900	Safeco Corp.	3,938,865
		19,216,461
	IT Services — 0.8%
42,700	Affiliated Computer Services, Inc., Class A (a)	2,203,747
	Machinery — 1.4%
62,700	Crane Co.	2,608,320
14,900	Harsco Corp.	1,161,604
		3,769,924
	Media — 4.6%
70,500	Cablevision Systems Corp. New York Group, Class A	1,512,225
110,400	Clear Channel Communications, Inc.	3,416,880
76,300	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,599,248
14,200	Gannett Co., Inc.	794,206
51,700	Interactive Data Corp. (a)	1,038,653
40,300	McClatchy Co., Class A	1,616,836
3,530	Washington Post Co. (The), Class B	2,753,435
		12,731,483
	Multi-Utilities — 2.5%
81,900	Energy East Corp.	1,959,867
62,500	PG&E Corp.	2,455,000
63,700	SCANA Corp.	2,457,546
		6,872,413
	Multiline Retail — 1.8%
79,500	Family Dollar Stores, Inc.	1,942,185
78,474	Federated Department Stores, Inc.	2,872,148
		4,814,333
	Oil, Gas & Consumable Fuels — 5.3%
77,800	Devon Energy Corp.	4,699,898
57,500	Kinder Morgan, Inc.	5,743,675
13,372	Marathon Oil Corp.	1,113,888
127,700	Williams Cos., Inc.	2,983,072
		14,540,533
	Paper & Forest Products — 0.3%
33,872	MeadWestvaco Corp.	946,045
	Personal Products — 0.9%
63,700	Estee Lauder Cos., Inc. (The), Class A	2,463,279
	Real Estate Investment Trusts (REITs) — 2.7%
48,400	iStar Financial, Inc. REIT	1,827,100
62,946	Rayonier, Inc. REIT	2,386,283
33,900	Vornado Realty Trust REIT	3,306,945
		7,520,328
	Real Estate Management & Development — 2.0%
103,900	Brookfield Properties Corp.	3,342,463
40,600	Forest City Enterprises, Inc., Class A	2,026,346
		5,368,809
	Road & Rail — 0.9%
44,300	Norfolk Southern Corp.	2,357,646
	Software — 0.5%
61,500	CA, Inc.	1,263,825
	Specialty Retail — 5.7%
80,767	Autonation, Inc. (a)	1,731,644
47,600	AutoZone, Inc. (a)	4,198,320
136,500	Limited Brands, Inc.	3,493,035
102,400	Tiffany & Co.	3,381,248
120,400	TJX Cos., Inc.	2,752,344
		15,556,591
	Textiles, Apparel & Luxury Goods — 3.3%
41,400	Columbia Sportswear Co. (a)	1,873,764
107,800	V.F. Corp.	7,321,776
		9,195,540
	Thrifts & Mortgage Finance — 3.4%
59,100	Golden West Financial Corp.	4,385,220
45,700	MGIC Investment Corp.	2,970,500
44,000	Webster Financial Corp.	2,087,360
		9,443,080
	Wireless Telecommunication Services — 2.7%
79,000	Alltel Corp.	5,042,570
62,700	Telephone & Data Systems, Inc.	2,439,030
		7,481,600
	Total Common Stocks (Cost $233,218,265)	267,405,665
Short-Term Investment — 2.8%
	Investment Company — 2.8%
7,856,793	JPMorgan Prime Money Market Fund (b) (m) (Cost $7,856,793)	7,856,793
	Total Investments — 100.1% (Cost $241,075,058)	275,262,458
	Liabilities in Excess of Other Assets — (0.1)%	(344,542)
	NET ASSETS — 100.0%	$274,917,916

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   5

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

ABBREVIATION:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2006 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$267,405,665
Investments in affiliates, at value	7,856,793
Total investment securities, at value	275,262,458
Cash	15,084
Receivables:
Investment securities sold	1,274,471
Portfolio shares sold	13,704
Interest and dividends	344,021
Total Assets	276,909,738

LIABILITIES:
Payables:
Investment securities purchased	1,054,729
Portfolio shares redeemed	688,105
Accrued liabilities:
Investment advisory fees	155,001
Administration fees	49,025
Custodian and accounting fees	13,016
Trustees’ and Officers’ fees	340
Other	31,606
Total Liabilities	1,991,822
Net Assets	$274,917,916

NET ASSETS:
Paid in capital	$232,638,305
Accumulated undistributed (distributions in excess of) net investment income	1,857,931
Accumulated net realized gains (losses)	6,234,280
Net unrealized appreciation (depreciation)	34,187,400
Total Net Assets	$274,917,916

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	9,584,338
Net asset value, offering and redemption price per share	$28.68

Cost of investments	$241,075,058

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   7

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$3,064,725
Dividend income from affiliates (a)	201,589
Foreign taxes withheld	(5,175)
Total investment income	3,261,139

EXPENSES:
Investment advisory fees	981,708
Administration fees	649,206
Custodian and accounting fees	24,613
Interest Expense	756
Professional fees	40,695
Trustees’ and Officers’ fees	5,703
Printing and mailing costs	42,824
Transfer agent fees	910
Other	7,117
Total expenses	1,753,532
Less amounts waived	(349,849)
Less earnings credits	(482)
Net expenses	1,403,201
Net investment income (loss)	1,857,938

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	7,344,207
Change in net unrealized appreciation (depreciation) of investments	8,076,544
Net realized/unrealized gains (losses)	15,420,751
Change in net assets resulting from operations	$17,278,689

(a)	Includes reimbursements of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,857,938	$1,702,232
Net realized gain (loss)	7,344,207	6,119,788
Change in net unrealized appreciation (depreciation)	8,076,544	11,013,578
Change in net assets resulting from operations	17,278,689	18,835,598

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,701,476)	(346,957)
From net realized gains	(6,874,827)	(2,565,198)
Total distributions to shareholders	(8,576,303)	(2,912,155)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	37,619,469	164,649,734
Dividends reinvested	8,576,303	2,912,155
Cost of shares redeemed	(53,600,417)	(30,009,012)
Change in net assets from capital transactions	(7,404,645)	137,552,877

NET ASSETS:
Change in net assets	1,297,741	153,476,320
Beginning of period	273,620,175	120,143,855
End of period	$274,917,916	$273,620,175
Accumulated undistributed (distributions in excess of) net investment income	$1,857,931	$1,701,469

SHARE TRANSACTIONS:
Issued	1,306,569	6,197,902
Reinvested	297,388	115,243
Redeemed	(1,848,816)	(1,118,248)
Change in shares	(244,859)	5,194,897

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$27.84	$0.20		$1.53	$1.73	$(0.18)	$(0.71)	$(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(e)	4.44	4.52	(0.07)	(0.12)	(0.19)
Year Ended December 31, 2003	16.72	0.09	(e)	4.85	4.94	(0.07)	—	(0.07)
Year Ended December 31, 2002	16.69	0.12	(e)	0.03	0.15	(0.01)	(0.11)	(0.12)
September 28, 2001(d) through December 31, 2001	15.00	0.02	(e)	1.67	1.69	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Net investment income based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$28.68	6.18%	$274,918	1.00%	1.32%	1.25%	25%
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51
21.59	29.63	29,365	1.00	0.76	1.58	45
16.72	0.82	10,145	1.00	0.72	2.69	72
16.69	11.27	2,655	1.00	0.46	10.62	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Mid Cap Value Portfolio (“Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Effective May 1, 2006, the Mid Cap Value Portfolio has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2006

E.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F.  Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six-months ended June 30, 2006 was $8,250.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator’s fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio’s average daily net assets. In addition, the Advisor and Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

For the six months ended June 30, 2006, the Administrator voluntarily waived $349,849. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$67,248,334	$74,833,421

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$241,075,058	$38,867,196	$(4,679,796)	$34,187,400

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

(3)	The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   15

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 to 2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   17

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000	$1,061.80	$5.11	1.00%
Hypothetical	1,000	1,019.84	5.01	1.00

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18   JPMORGAN SERIES TRUST II        JUNE 30, 2006

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THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-MCVP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan Small Company Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Trustees	23
Officers	24
Schedule of Shareholder Expenses	26

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Small Company Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio manager.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan Small Company Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 6/30/06	$89,338,426
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small-company stocks, returned 7.13% over the six months ended June 30, 2006, compared to the 8.21% return for the Russell 2000 Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the software and services, and consumer staples sectors. Among the top detractors was Charming Shoppes Inc., a specialty retailer of women’s apparel. Charming Shoppes’ shares decreased due to mixed first-quarter numbers and warnings of a possible profit decline for the second quarter. These less-than-optimal results are based on operating costs associated with 75 store openings this summer.

While the Portfolio underperformed the benchmark, select pharmaceutical and industrial cyclical holdings contributed to performance. Shares of Oceaneering International Inc., a provider of offshore oil equipment and services, rose after the company reported record first-quarter results, based on increased demand for hurricane damage inspection and repair work.

Q:	HOW WAS THE FUND MANAGED?

A:	We strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in our portfolios within ±1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in our portfolios are limited to ±1% relative to the stock’s weight in the Russell 2000 Index.

PORTFOLIO COMPOSITION**

Financials	20.9%
Information Technology	17.8
Industrials	16.2
Consumer Discretionary	14.1
Health Care	11.7
Energy	5.3
Materials	4.5
Utilities	2.5
Telecommunication Services	2.1
Consumer Staples	1.6
Short-Term Investments	1.8

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Applied Industrial Technologies, Inc.	1.0%
2.	Aaron Rents, Inc.	1.0
3.	Houston Exploration Co.	0.9
4.	Universal Forest Products, Inc.	0.9
5.	Cash America International, Inc.	0.8
6.	Kilroy Realty Corp. REIT	0.8
7.	Moog, Inc., Class A	0.8
8.	Delphi Financial Group, Inc.	0.7
9.	Continental Airlines, Inc., Class B	0.6
10.	IBERIABANK Corp.	0.6

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	Percentages indicated are based on net assets as of June 30, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 Year	5 Year	10 Year
SMALL COMPANY PORTFOLIO	1/3/95	11.40%	6.92%	8.40%

TEN YEAR PERFORMANCE (6/30/96 TO 6/30/06)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Small Company Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index and Lipper Variable Annuity Small Company Funds Index from June 30, 1996 to June 30, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Annuity Small Company Funds Index describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established “blue-chip” companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Common Stocks — 96.7%
	Aerospace & Defense — 2.2%
2,000	AAR Corp. (a) (m)	44,460
4,100	Aviall, Inc. (a)	194,832
5,600	BE Aerospace, Inc. (a)	128,016
2,700	Ceradyne, Inc. (a)	133,623
1,800	Curtiss-Wright Corp.	55,584
2,100	DHB Industries, Inc. (a)	105
8,700	Esterline Technologies Corp. (a)	361,833
3,400	Heico Corp.	96,390
1,900	K&F Industries Holdings, Inc. (a)	33,687
20,500	Moog, Inc., Class A (a)	701,510
2,800	Orbital Sciences Corp. (a)	45,192
4,400	Sypris Solutions, Inc.	41,580
1,200	Triumph Group, Inc. (a)	57,600
1,600	United Industrial Corp.	72,400
		1,966,812
	Air Freight & Logistics — 0.2%
5,800	Hub Group, Inc., Class A (a)	142,274
	Airlines — 1.5%
3,100	Alaska Air Group, Inc. (a)	122,202
18,900	Continental Airlines, Inc., Class B (a)	563,220
19,000	ExpressJet Holdings, Inc. (a)	131,290
16,500	Mesa Air Group, Inc. (a)	162,525
4,400	Pinnacle Airlines Corp. (a)	30,976
5,400	Republic Airways Holdings, Inc. (a)	91,908
9,200	Skywest, Inc.	228,160
		1,330,281
	Auto Components — 0.5%
1,000	Aftermarket Technology Corp. (a)	24,850
5,300	ArvinMeritor, Inc.	91,107
700	Sauer-Danfoss, Inc.	17,794
12,900	Tenneco, Inc. (a)	335,400
		469,151
	Automobiles — 0.1%
6,300	Fleetwood Enterprises, Inc. (a)	47,502
	Beverages — 0.0% (g)
900	National Beverage Corp. (a)	12,915
	Biotechnology — 2.8%
6,100	Alexion Pharmaceuticals, Inc. (a)	220,332
6,400	Alkermes, Inc. (a)	121,088
4,900	Amylin Pharmaceuticals, Inc. (a)	241,913
3,600	Applera Corp. — Celera Genomics Group (a)	46,620
6,100	BioMarin Pharmaceuticals, Inc. (a)	87,657
4,900	Cell Genesys, Inc. (a)	24,598
10,600	Cubist Pharmaceuticals, Inc. (a)	266,908
1,800	CV Therapeutics, Inc. (a)	25,146
4,400	GTx, Inc. (a)	40,040
2,500	ICOS Corp. (a)	54,975
7,700	Incyte Corp. (a)	35,420
3,200	Martek Biosciences Corp. (a)	92,640
8,200	Medarex, Inc. (a)	78,802
4,900	Myogen, Inc. (a)	142,100
7,300	Myriad Genetics, Inc. (a)	184,325
4,300	OSI Pharmaceuticals, Inc. (a)	141,728
3,400	Progenics Pharmaceuticals, Inc. (a)	81,804
6,300	Renovis, Inc. (a)	96,453
5,800	Seattle Genetics, Inc. (a)	26,680
3,700	Theravance, Inc. (a)	84,656
3,700	United Therapeutics Corp. (a)	213,749
4,500	Vertex Pharmaceuticals, Inc. (a)	165,195
		2,472,829
	Building Products — 1.6%
1,400	Ameron International Corp.	93,828
3,300	ElkCorp.	91,641
1,700	Griffon Corp. (a)	44,370
800	Insteel Industries, Inc.	19,360
7,900	Jacuzzi Brands, Inc. (a)	69,520
5,000	NCI Building Systems, Inc. (a)	265,850
12,800	Universal Forest Products, Inc.	802,944
		1,387,513
	Capital Markets — 0.7%
1,700	Calamos Asset Management, Inc., Class A	49,283
12,200	Knight Capital Group, Inc., Class A (a)	185,806
3,300	LaBranche & Co., Inc. (a)	39,963
1,900	optionsXpress Holdings, Inc.	44,289
800	Piper Jaffray Cos. (a)	48,968
12,681	Technology Investment Capital Corp.	185,777
1,000	TradeStation Group, Inc. (a)	12,670
3,700	Waddell & Reed Financial, Inc.	76,072
		642,828

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — 1.4%
100	Balchem Corp.	2,250
1,700	FMC Corp.	109,463
2,700	Georgia Gulf Corp.	67,554
4,500	H.B. Fuller Co.	196,065
12,100	Hercules, Inc. (a)	184,646
2,800	Kronos Worldwide, Inc.	81,900
3,100	NewMarket Corp.	152,086
1,100	Pioneer Cos., Inc. (a)	30,008
13,800	PolyOne Corp. (a)	121,164
2,100	Schulman (A.), Inc.	48,069
6,800	Spartech Corp.	153,680
10,600	W.R. Grace & Co. (a)	124,020
4,200	Wellman, Inc.	16,968
		1,287,873
	Commercial Banks — 6.3%
3,500	Amcore Financial, Inc.	102,585
2,220	Ameris Bancorp	51,371
600	Associated Banc-Corp.	18,918
600	BancFirst Corp.	26,850
100	Bank of Granite Corp.	2,083
5,700	Bank of the Ozarks, Inc.	189,810
900	Capital Corp. of the West	28,800
2,800	Capitol Bancorp Ltd.	109,060
1,800	Cardinal Financial Corp.	20,916
2,500	Center Financial Corp.	59,100
3,900	Central Pacific Financial Corp.	150,930
1,790	Chemical Financial Corp.	54,774
2,300	City Holding Co.	83,122
2,500	Columbia Banking System, Inc.	93,450
6,000	Community Bank System, Inc.	121,020
1,640	Community Trust Bancorp, Inc.	57,285
400	Enterprise Financial Services Corp.	10,180
3,700	EuroBancshares, Inc. (a)	35,779
11,700	First Bancorp	108,810
400	First Regional Bancorp (a)	35,200
2,500	First Republic Bank	114,500
7,600	First State Bancorp, Inc.	180,728
700	FNB Corp.	25,900
2,075	Glacier Bancorp, Inc.	60,735
4,200	Greater Bay Bancorp	120,750
17,600	Hanmi Financial Corp.	342,144
1,500	Heritage Commerce Corp.	37,185
8,575	IBERIABANK Corp.	493,406
5,555	Independent Bank Corp.	146,097
3,000	International Bancshares Corp.	82,440
300	Intervest Bancshares Corp. (a)	12,150
3,300	Irwin Financial Corp.	63,987
1,000	Lakeland Financial Corp.	24,290
905	Macatawa Bank Corp.	21,156
1,300	MB Financial, Inc.	45,968
2,541	Mercantile Bank Corp.	101,259
6,900	Nara Bancorp, Inc.	129,375
4,470	Oriental Financial Group	57,037
3,600	Pacific Capital Bancorp	112,032
1,300	Peoples Bancorp, Inc.	38,792
735	Premierwest Bancorp	10,606
7,700	PrivateBancorp, Inc.	318,857
14,800	R&G Financial Corp., Class B	127,132
8,570	Republic Bancorp, Inc.	106,182
441	Republic Bancorp, Inc., Class A	9,085
700	Santander Bancorp	17,234
300	Sierra Bancorp	7,866
1,000	Simmons First National Corp., Class A	29,010
1,500	Southwest Bancorp, Inc.	38,250
12,200	Sterling Bancshares, Inc.	228,750
5,850	Sterling Financial Corp.	178,484
10,200	Summit Bancshares, Inc.	216,342
1,139	Sun Bancorp, Inc. (a)	18,497
1,600	Taylor Capital Group, Inc.	65,296
1,000	TriCo Bancshares	27,380
2,805	Umpqua Holdings Corp.	71,948
700	Virginia Commerce Bancorp (a)	16,730
5,800	West Coast Bancorp	170,926
6,100	Westamerica Bancorp	298,717
3,800	Wilshire Bancorp, Inc.	68,476
		5,595,742
	Commercial Services & Supplies — 3.6%
2,400	American Ecology Corp.	63,600
8,400	Angelica Corp.	147,336
1,100	Banta Corp.	50,963
600	Clean Harbors, Inc. (a)	24,186
1,900	Coinstar, Inc. (a)	45,486
5,000	Consolidated Graphics, Inc. (a)	260,300
500	CRA International, Inc. (a)	22,570
5,100	Deluxe Corp.	89,148
3,500	First Consulting Group, Inc. (a)	30,940
3,400	Geo Group, Inc. (The) (a)	119,170
4,000	Heidrick & Struggles International, Inc. (a)	135,360
8,100	Herman Miller, Inc.	208,737
3,300	Hudson Highland Group, Inc. (a)	35,607

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
30,000	IKON Office Solutions, Inc.	378,000
9,300	John H. Harland Co.	404,550
14,900	Kforce, Inc. (a)	230,801
1,800	Korn/Ferry International (a)	35,262
7,500	Labor Ready, Inc. (a)	169,875
5,900	Navigant Consulting, Inc. (a)	133,635
6,500	Sirva, Inc. (a)	42,055
3,100	SOURCECORP, Inc. (a)	76,849
5,000	Spherion Corp. (a)	45,600
11,700	TeleTech Holdings, Inc. (a)	148,122
2,700	Tetra Tech, Inc. (a)	47,898
3,000	United Stationers, Inc. (a)	147,960
2,000	Volt Information Sciences, Inc. (a)	93,200
1,100	Waste Connections, Inc. (a)	40,040
		3,227,250
	Communications Equipment — 2.7%
15,000	3Com Corp. (a)	76,800
11,700	Arris Group, Inc. (a)	153,504
5,000	Avocent Corp. (a)	131,250
1,800	Bel Fuse, Inc., Class B	59,058
3,300	Black Box Corp.	126,489
3,400	C-COR, Inc. (a)	26,248
6,500	Ciena Corp. (a)	31,265
6,200	CommScope, Inc. (a)	194,804
1,100	Comtech Telecommunications Corp. (a)	32,197
400	Digi International, Inc. (a)	5,012
2,300	Ditech Networks, Inc.	20,056
8,000	Extreme Networks, Inc. (a)	33,280
14,600	Finisar Corp. (a)	47,742
6,600	Foundry Networks, Inc. (a)	70,356
5,900	Glenayre Technologies, Inc. (a)	15,576
4,400	Harmonic, Inc. (a)	19,712
17,200	Inter-Tel, Inc.	362,232
5,200	Interdigital Communications Corp. (a)	181,532
1,700	Mastec, Inc. (a)	22,457
8,700	MRV Communications, Inc. (a)	27,057
3,700	Netgear, Inc. (a)	80,105
6,100	Packeteer, Inc. (a)	69,174
8,200	Plantronics, Inc.	182,122
1,600	Polycom, Inc. (a)	35,072
8,200	Powerwave Technologies, Inc. (a)	74,784
1,600	Radyne Corp. (a)	18,208
3,200	Redback Networks, Inc. (a)	58,688
1,700	SafeNet, Inc. (a)	30,124
3,300	Sonus Networks, Inc. (a)	16,335
9,800	Symmetricom, Inc. (a)	69,286
5,200	Tekelec (a)	64,220
7,200	Utstarcom, Inc. (a)	56,088
4,600	Westell Technologies, Inc., Class A (a)	10,074
		2,400,907
	Computers & Peripherals — 1.4%
8,100	Adaptec, Inc. (a)	35,154
3,700	Advanced Digital Information Corp. (a)	43,549
25,900	Brocade Communications Systems, Inc. (a)	159,026
1,100	Electronics for Imaging, Inc. (a)	22,968
8,400	Gateway, Inc. (a)	15,960
5,800	Hutchinson Technology, Inc. (a)	125,454
8,000	Hypercom Corp. (a)	74,800
5,500	Imation Corp.	225,775
6,000	Komag, Inc. (a)	277,080
20,200	McData Corp., Class A (a)	82,416
6,200	Palm, Inc. (a)	99,820
11,300	Quantum Corp. (a)	29,606
2,500	Synaptics, Inc. (a)	53,500
		1,245,108
	Construction & Engineering — 0.1%
2,100	Washington Group International, Inc.	112,014
	Construction Materials — 0.2%
2,900	Headwaters, Inc. (a)	74,124
7,200	U.S. Concrete, Inc. (a)	79,560
		153,684
	Consumer Finance — 1.6%
500	Advance America Cash Advance Centers, Inc.	8,770
2,700	Advanta Corp., Class B	97,065
2,100	Asta Funding, Inc.	78,645
21,000	Cash America International, Inc.	672,000
3,900	CompuCredit Corp. (a)	149,916
4,597	Dollar Financial Corp. (a)	82,746
2,200	Ezcorp, Inc., Class A (a)	82,918
2,400	First Cash Financial Services, Inc. (a)	47,400
1,300	United PanAm Financial Corp. (a)	39,520
5,900	World Acceptance Corp. (a)	209,568
		1,468,548

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Containers & Packaging — 0.7%
1,100	AEP Industries, Inc. (a) (m)	36,762
2,000	Greif, Inc., Class A	149,920
12,500	Myers Industries, Inc.	214,875
1,800	Rock-Tenn Co., Class A	28,710
5,200	Silgan Holdings, Inc.	192,452
		622,719
	Distributors — 0.1%
4,400	Building Materials Holding Corp.	122,628
	Diversified Consumer Services — 0.3%
4,100	Alderwoods Group, Inc. (a)	79,786
2,000	Pre-Paid Legal Services, Inc.	69,000
2,800	Vertrue, Inc. (a)	120,484
		269,270
	Diversified Financial Services — 0.1%
700	Encore Capital Group, Inc. (a)	8,589
2,200	Marlin Business Services, Inc. (a)	49,632
200	Medallion Financial Corp.	2,592
		60,813
	Diversified Telecommunication Services — 1.7%
4,300	Broadwing Corp. (a)	44,505
98,700	Cincinnati Bell, Inc. (a)	404,670
6,600	CT Communications, Inc.	150,942
2,900	Golden Telecom, Inc. (Russia)	73,515
18,400	Level 3 Communications, Inc. (a)	81,696
47,900	Premiere Global Services, Inc. (a)	361,645
3,200	Talk America Holdings, Inc. (a)	19,808
15,000	Time Warner Telecom, Inc., Class A (a)	222,750
15,800	Valor Communications Group, Inc.	180,910
		1,540,441
	Electric Utilities — 0.9%
11,700	El Paso Electric Co. (a)	235,872
1,900	Idacorp, Inc.	65,151
400	UIL Holdings Corp.	22,516
8,000	Unisource Energy Corp.	249,200
8,900	Westar Energy, Inc.	187,345
		760,084
	Electrical Equipment — 0.8%
2,500	A.O. Smith Corp.	115,900
4,400	Acuity Brands, Inc.	171,204
3,300	Encore Wire Corp. (a)	118,602
5,200	Evergreen Solar, Inc. (a)	67,496
6,000	General Cable Corp. (a)	210,000
2,500	Power-One, Inc. (a)	16,500
900	Regal-Beloit Corp.	39,735
2,900	Valence Technology, Inc. (a)	5,017
		744,454
	Electronic Equipment & Instruments — 2.7%
6,200	Aeroflex, Inc. (a)	72,354
8,800	Agilysis, Inc.	158,400
8,800	Anixter International, Inc.	417,648
1,400	Bell Microproducts, Inc. (a)	7,588
8,400	Benchmark Electronics, Inc. (a)	202,608
5,130	Brightpoint, Inc. (a)	69,409
1,100	CalAmp Corp. (a)	9,779
3,200	Checkpoint Systems, Inc. (a)	71,072
6,100	CTS Corp.	90,829
2,900	Echelon Corp. (a)	21,721
700	Electro Scientific Industries, Inc. (a)	12,593
8,600	Global Imaging Systems, Inc. (a)	355,008
4,500	Insight Enterprises, Inc. (a)	85,725
3,700	Itron, Inc. (a)	219,262
2,900	KEMET Corp. (a)	26,738
1,200	MTS Systems Corp.	47,412
4,800	Plexus Corp. (a)	164,208
3,000	Radisys Corp. (a)	65,880
1,100	Rofin-Sinar Technologies, Inc. (a)	63,217
800	Sunpower Corp., Class A (a)	22,416
4,500	Technitrol, Inc.	104,175
9,200	TTM Technologies, Inc. (a)	133,124
		2,421,166
	Energy Equipment & Services — 2.8%
2,500	Basic Energy Services, Inc. (a)	76,425
21,200	Grey Wolf, Inc. (a)	163,240
800	Gulf Island Fabrication, Inc.	16,032
2,800	Gulfmark Offshore, Inc. (a)	72,324
5,034	Hanover Compressor Co. (a)	94,539
1,300	Hercules Offshore, Inc. (a)	45,500
2,400	Hydril (a)	188,448
5,100	Input/Output, Inc. (a)	48,195
4,500	Lone Star Technologies, Inc. (a)	243,090
1,900	Lufkin Industries, Inc.	112,917
2,300	Newpark Resources (a)	14,145
2,300	NS Group, Inc. (a)	126,684
8,200	Oceaneering International, Inc. (a)	375,970
4,500	Oil States International, Inc. (a)	154,260
13,200	Parker Drilling Co. (a)	94,776
2,000	RPC, Inc.	48,560
3,400	Superior Energy Services, Inc. (a)	115,260

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
4,500	Todco, Class A	183,825
1,700	Trico Marine Services, Inc. (a)	57,800
900	Union Drilling, Inc. (a)	13,374
4,600	Veritas DGC, Inc. (a)	237,268
		2,482,632
	Food & Staples Retailing — 0.2%
1,200	Nash Finch Co.	25,548
7,200	Spartan Stores, Inc.	105,336
		130,884
	Food Products — 0.5%
10,500	Chiquita Brands International, Inc.	144,690
2,400	Corn Products International, Inc.	73,440
1,950	Flowers Foods, Inc.	55,848
4,500	J & J Snack Foods Corp.	148,815
2,100	Pilgrim’s Pride Corp.	54,180
		476,973
	Gas Utilities — 1.1%
4,200	New Jersey Resources Corp.	196,476
4,200	Nicor, Inc.	174,300
3,100	Northwest Natural Gas Co.	114,793
3,600	South Jersey Industries, Inc.	98,604
7,200	Southwest Gas Corp.	225,648
4,800	WGL Holdings, Inc.	138,960
		948,781
	Health Care Equipment & Supplies — 2.7%
200	Analogic Corp.	9,322
2,400	Arrow International, Inc.	78,888
3,900	Arthrocare Corp. (a)	163,839
1,000	Aspect Medical Systems, Inc. (a)	17,440
1,400	Biosite, Inc. (a)	63,924
1,600	Conmed Corp. (a)	33,120
3,300	Diagnostic Products Corp.	191,961
18,800	Encore Medical Corp. (a)	90,428
800	EPIX Pharmaceuticals, Inc. (a)	3,480
2,900	Haemonetics Corp. (a)	134,879
7,725	Immucor, Inc. (a)	148,552
3,300	Integra LifeSciences Holdings Corp. (a)	128,073
1,300	Inverness Medical Innovations, Inc. (a)	36,699
2,100	Kyphon, Inc. (a)	80,556
8,900	Lifecell Corp. (a)	275,188
2,000	Mentor Corp.	87,000
4,800	Neurometrix, Inc. (a)	146,208
1,400	Palomar Medical Technologies, Inc. (a)	63,882
3,200	PolyMedica Corp.	115,072
3,800	Stereotaxis, Inc. (a)	41,002
12,100	Steris Corp.	276,606
1,600	SurModics, Inc. (a)	57,776
7,700	Viasys Healthcare, Inc. (a)	197,120
		2,441,015
	Health Care Providers & Services — 2.6%
1,700	Air Methods Corp. (a)	44,506
15,000	Alliance Imaging, Inc. (a)	96,000
5,500	Apria Healthcare Group, Inc. (a)	103,950
7,700	Centene Corp. (a)	181,181
3,400	Five Star Quality Care, Inc. (a)	37,638
2,800	Genesis HealthCare Corp. (a)	132,636
7,300	inVentiv Health, Inc. (a)	210,094
4,500	Kindred Healthcare, Inc. (a)	117,000
5,300	LCA Vision, Inc.	280,423
4,100	Magellan Health Services, Inc. (a)	185,771
900	Molina Healthcare, Inc. (a)	34,245
8,500	Owens & Minor, Inc.	243,100
13,600	PSS World Medical, Inc. (a)	240,040
4,500	Res-Care, Inc. (a)	90,000
4,000	Symbion, Inc. (a)	83,040
9,250	United Surgical Partners International, Inc. (a)	278,147
		2,357,771
	Health Care Technology — 1.2%
500	Allscripts Healthcare Solutions, Inc. (a)	8,775
6,300	Computer Programs & Systems, Inc.	251,748
5,400	Eclipsys Corp. (a)	98,064
5,300	Merge Technologies, Inc. (a)	65,243
1,500	Omnicell, Inc. (a)	20,730
14,800	Per-Se Technologies, Inc. (a)	372,664
14,400	Trizetto Group (a)	212,976
		1,030,200
	Hotels, Restaurants & Leisure — 1.8%
1,200	Bluegreen Corp. (a)	13,752
3,600	CBRL Group, Inc.	122,112
12,300	Domino’s Pizza, Inc.	304,302
1,800	Dover Downs Gaming & Entertainment, Inc.	35,352
3,300	Jack in the Box, Inc. (a)	129,360
12,200	Landry’s Restaurants, Inc.	395,890
2,300	Monarch Casino & Resort, Inc. (a)	64,676
5,300	Multimedia Games, Inc. (a)	53,689
2,800	Rare Hospitality International, Inc. (a)	80,528
9,800	Ruby Tuesday, Inc.	239,218

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
6,500	Ryan’s Restaurant Group, Inc. (a)	77,415
8,200	Six Flags, Inc. (a)	46,084
		1,562,378
	Household Durables — 1.2%
5,800	Champion Enterprises, Inc. (a)	64,032
67	CSS Industries, Inc.	1,926
2,300	Directed Electronics, Inc. (a)	30,176
1,600	Ethan Allen Interiors, Inc.	58,480
6,000	Furniture Brands International, Inc.	125,040
4,600	Kimball International, Inc., Class B	90,666
900	Meritage Homes Corp. (a)	42,525
3,200	Stanley Furniture Co., Inc.	76,704
3,800	Tempur-Pedic International, Inc. (a)	51,338
24,500	Tupperware Brands Corp.	482,405
		1,023,292
	Household Products — 0.0% (g)
500	Spectrum Brands, Inc. (a)	6,460
	Independent Power Producers & Energy Traders — 0.1%
2,700	Black Hills Corp.	92,691
	Industrial Conglomerates — 0.1%
1,600	Freightcar America, Inc.	88,816
	Insurance — 2.9%
1,600	American Physicians Capital, Inc. (a)	84,144
3,800	Argonaut Group, Inc. (a)	114,152
5,100	Commerce Group, Inc.	150,654
17,450	Delphi Financial Group, Inc.	634,482
4,000	Direct General Corp.	67,680
3,300	LandAmerica Financial Group, Inc.	213,180
3,100	Meadowbrook Insurance Group, Inc. (a)	25,792
2,200	National Financial Partners Corp.	97,482
200	Navigators Group, Inc. (a)	8,764
300	Odyssey Re Holdings Corp.	7,905
22,400	PMA Capital Corp., Class A (a)	230,720
4,400	Safety Insurance Group, Inc.	209,220
3,300	Selective Insurance Group	184,371
3,300	Stewart Information Services Corp.	119,823
10,700	Zenith National Insurance Corp.	424,469
		2,572,838
	Internet & Catalog Retail — 0.1%
2,500	Netflix, Inc. (a)	68,025
	Internet Software & Services — 1.9%
200	aQuantive, Inc. (a)	5,066
8,100	Ariba, Inc. (a)	66,663
2,900	Art Technology Group, Inc. (a)	8,642
1,900	AsiaInfo Holdings, Inc. (a)	8,151
900	Click Commerce, Inc. (a)	17,757
35,200	CMGI, Inc. (a)	42,592
16,600	CNET Networks, Inc. (a)	132,468
2,700	Digital Insight Corp. (a)	92,583
3,100	Digital River, Inc. (a)	125,209
20,700	Digitas, Inc. (a)	240,534
2,100	EarthLink, Inc. (a)	18,186
5,500	Interwoven, Inc. (a)	47,190
3,700	Ipass, Inc. (a)	20,720
5,700	j2 Global Communications, Inc. (a)	177,954
8,500	Openwave Systems, Inc. (a)	98,090
4,100	RealNetworks, Inc. (a)	43,870
6,400	SupportSoft, Inc. (a)	25,216
12,000	United Online, Inc.	144,000
7,100	ValueClick, Inc. (a)	108,985
4,400	WebEx Communications, Inc. (a)	156,376
3,000	webMethods, Inc. (a)	29,610
3,500	Websense, Inc. (a)	71,890
		1,681,752
	IT Services — 1.9%
3,300	Acxiom Corp.	82,500
35,800	BearingPoint, Inc. (a)	299,646
7,100	BISYS Group, Inc. (The) (a)	97,270
4,100	CACI International, Inc., Class A (a)	239,153
12,900	Ciber, Inc. (a)	85,011
2,700	Covansys Corp. (a)	33,939
3,800	CSG Systems International, Inc. (a)	94,012
600	Euronet Worldwide, Inc. (a)	23,022
4,200	Gartner, Inc. (a)	59,640
700	Gevity HR, Inc.	18,585
1,600	infoUSA, Inc.	16,496
6,600	Keane, Inc. (a)	82,500
3,800	Lightbridge, Inc. (a)	49,210
3,000	Lionbridge Technologies (a)	16,590
4,400	Mantech International Corp., Class A (a)	135,784
8,800	Perot Systems Corp., Class A (a)	127,424
1,200	Startek, Inc.	17,940
8,300	SYKES Enterprises, Inc. (a)	134,128
2,400	Talx Corp.	52,488
3,200	Tyler Technologies, Inc. (a)	35,840
		1,701,178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — 0.6%
5,400	JAKKS Pacific, Inc. (a)	108,486
4,900	K2, Inc. (a)	53,606
3,400	MarineMax, Inc. (a)	89,182
6,000	RC2 Corp. (a)	231,960
3,000	Steinway Musical Instruments, Inc. (a)	73,560
		556,794
	Life Sciences Tools & Services — 0.6%
700	Bio-Rad Laboratories, Inc., Class A (a)	45,458
3,100	Diversa Corp. (a)	29,946
1,100	Exelixis, Inc. (a)	11,055
4,200	Illumina, Inc. (a)	124,572
1,200	Kendle International, Inc. (a)	44,076
1,500	Molecular Devices Corp. (a)	45,840
13,100	Nektar Therapeutics (a)	240,254
		541,201
	Machinery — 3.0%
2,100	Accuride Corp. (a) (m)	26,187
5,100	Astec Industries, Inc. (a)	174,012
12,000	Barnes Group, Inc.	239,400
5,300	Briggs & Stratton Corp.	164,883
3,700	Cascade Corp.	146,335
300	CIRCOR International, Inc.	9,147
1,000	Crane Co.	41,600
1,500	EnPro Industries, Inc. (a)	50,400
2,900	Flowserve Corp. (a)	165,010
3,300	Greenbrier Cos., Inc.	108,042
5,100	Lincoln Electric Holdings, Inc.	319,515
1,600	Manitowoc Co., Inc. (The)	71,200
700	Middleby Corp. (a)	60,592
500	Miller Industries, Inc. (a)	10,350
3,900	Mueller Industries, Inc.	128,817
2,000	NACCO Industries, Inc., Class A	274,820
5,100	Navistar International Corp. (a)	125,511
2,800	Valmont Industries, Inc.	130,172
3,900	Wabash National Corp.	59,904
7,500	Wabtec Corp.	280,500
3,300	Watts Water Technologies, Inc., Class A	110,715
		2,697,112
	Media — 1.6%
1,300	Advo, Inc.	31,993
3,800	Belo Corp., Class A	59,280
2,800	Catalina Marketing Corp.	79,688
82,500	Charter Communications, Inc., Class A (a)	93,225
16,400	Entravision Communications Corp., Class A (a)	140,548
3,600	Gray Television, Inc.	20,844
2,500	Harris Interactive, Inc. (a)	14,250
1,800	Lee Enterprises, Inc.	48,510
15,400	Lodgenet Entertainment Corp. (a)	287,210
3,000	Media General, Inc., Class A	125,670
5,600	Playboy Enterprises, Inc., Class B (a)	55,888
5,300	ProQuest Co. (a)	65,137
400	Saga Communications, Inc., Class A (a)	3,624
4,300	Scholastic Corp. (a)	111,671
10,400	Sinclair Broadcast Group, Inc., Class A	89,024
350	Triple Crown Media, Inc. (a)	3,035
3,300	Valassis Communications, Inc. (a)	77,847
7,800	World Wrestling Entertainment, Inc.	131,742
		1,439,186
	Metals & Mining — 2.2%
2,000	AK Steel Holding Corp. (a) (m)	27,660
800	Aleris International, Inc. (a)	36,680
2,700	Century Aluminum Co. (a)	96,363
1,700	Chaparral Steel Co. (a)	122,434
1,700	Cleveland-Cliffs, Inc.	134,793
3,200	Gibraltar Industries, Inc.	92,800
7,200	Metal Management, Inc.	220,464
3,200	NN, Inc.	39,520
8,400	Olympic Steel, Inc.	297,276
1,300	Oregon Steel Mills, Inc. (a)	65,858
10,950	Quanex Corp.	471,616
13,200	Ryerson, Inc.	356,400
500	Schnitzer Steel Industries, Inc.	17,740
		1,979,604
	Multi-Utilities — 0.4%
5,000	Avista Corp.	114,150
4,200	NorthWestern Corp.	144,270
5,100	PNM Resources, Inc.	127,296
		385,716
	Multiline Retail — 0.1%
3,600	Bon-Ton Stores, Inc. (The)	78,768
	Oil, Gas & Consumable Fuels — 2.5%
2,400	Alon USA Energy, Inc.	75,528
2,600	ATP Oil & Gas Corp. (a) (m)	109,018
1,700	Callon Petroleum Co. (a)	32,878
1,700	Clayton Williams Energy, Inc. (a)	58,718
3,900	Energy Partners Ltd. (a)	73,905
1,800	Giant Industries, Inc. (a)	119,790
3,800	Harvest Natural Resources, Inc. (a)	51,452

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
13,700	Houston Exploration Co. (a)	838,303
3,700	KCS Energy, Inc. (a)	109,890
1,300	Penn Virginia Corp.	90,844
1,600	Remington Oil & Gas Corp. (a)	70,352
4,200	St. Mary Land & Exploration Co.	169,050
3,700	Stone Energy Corp. (a)	172,235
3,200	Swift Energy Co. (a)	137,376
600	USEC, Inc.	7,110
7,400	Vaalco Energy, Inc. (a)	72,224
1,500	World Fuel Services Corp.	68,535
		2,257,208
	Personal Products — 0.6%
4,200	Elizabeth Arden, Inc. (a)	75,096
1,500	Mannatech, Inc.	18,915
15,300	NBTY, Inc. (a)	365,823
8,600	Parlux Fragrances, Inc. (a)	83,334
		543,168
	Pharmaceuticals — 1.8%
4,800	Adams Respiratory Therapeutics, Inc. (a)	214,176
12,100	Adolor Corp. (a)	302,621
3,500	Alpharma, Inc., Class A	84,140
8,200	Andrx Corp. (a)	190,158
5,000	AtheroGenics, Inc. (a)	65,250
15,850	AVANIR Pharmaceuticals, Class A (a)	108,414
1,800	Bentley Pharmaceuticals, Inc. (a)	19,728
7,400	Cardiome Pharma Corp. (Canada) (a)	65,416
24,300	Cypress Bioscience, Inc. (a)	149,202
6,300	Durect Corp. (a)	24,381
4,400	Medicis Pharmaceutical Corp., Class A	105,600
800	Par Pharmaceutical Cos., Inc. (a)	14,768
1,300	Salix Pharmaceuticals Ltd. (a)	15,990
3,800	Sciele Pharma, Inc. (a)	88,122
6,000	Valeant Pharmaceuticals International	101,520
4,700	Viropharma, Inc. (a)	40,514
		1,590,000
	Real Estate Investment Trusts (REITs) — 7.3%
10,900	American Home Mortgage Investment Corp. REIT	401,774
10,300	Anthracite Capital, Inc. REIT	125,248
8,300	Ashford Hospitality Trust, Inc. REIT	104,746
1,800	BioMed Realty Trust, Inc. REIT	53,892
1,900	Boykin Lodging Co. REIT (a)	20,691
1,300	Brandywine Realty Trust REIT	41,821
9,400	Crescent Real Estate Equities Co. REIT	174,464
4,400	Entertainment Properties Trust REIT	189,420
8,400	Equity Inns, Inc. REIT	139,104
19,200	FelCor Lodging Trust, Inc. REIT	417,408
8,200	First Potomac Realty Trust REIT (m)	244,278
7,800	Friedman Billings Ramsey Group, Inc., Class A REIT	85,566
4,900	Glimcher Realty Trust REIT	121,569
4,700	Impac Mortgage Holdings, Inc. REIT	52,546
21,300	Innkeepers USA Trust REIT	368,064
9,900	Kilroy Realty Corp. REIT	715,275
6,400	KKR Financial Corp. (REIT)	133,184
2,700	LaSalle Hotel Properties REIT	125,010
11,400	Lexington Corporate Properties Trust REIT	246,240
13,100	LTC Properties, Inc. REIT	292,785
10,300	MFA Mortgage Investments, Inc. REIT	70,864
1,500	Mid-America Apartment Communities, Inc. REIT	83,625
900	Mills Corp. (The) REIT	24,075
800	National Health Investors, Inc. REIT	21,512
19,900	Nationwide Health Properties, Inc. REIT	447,949
1,300	Novastar Financial, Inc. REIT	41,093
9,500	Pennsylvania REIT	383,515
10,600	Post Properties, Inc. REIT	480,604
1,500	PS Business Parks, Inc., Class A, REIT	88,500
4,100	RAIT Investment Trust REIT	119,720
6,600	Saul Centers, Inc. REIT	269,148
15,900	Sunstone Hotel Investors, Inc. REIT	462,054
		6,545,744
	Road & Rail — 1.8%
1,300	Amerco, Inc. (a)	130,858
2,400	Arkansas Best Corp.	120,504
5,300	Dollar Thrifty Automotive Group, Inc. (a)	238,871
12,250	Genesee & Wyoming, Inc., Class A (a)	434,507
950	Marten Transport Ltd. (a)	20,653
2,150	Old Dominion Freight Line (a)	80,819
300	PAM Transportation Services, Inc. (a)	8,667
500	Quality Distribution, Inc.	6,640
8,700	RailAmerica, Inc. (a)	91,002
10,400	SCS Transportation, Inc. (a)	286,312
5,800	U.S. Xpress Enterprises, Inc., Class A (a)	156,716
1,600	Werner Enterprises, Inc.	32,432
		1,607,981
	Semiconductors & Semiconductor - Equipment — 4.2%
700	Actel Corp. (a) (m)	10,045
3,100	ADE Corp. (a) (m)	100,719

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   11

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
6,900	Advanced Energy Industries, Inc. (a)	91,356
10,500	AMIS Holdings, Inc. (a)	105,000
16,200	Amkor Technology, Inc. (a)	153,252
11,100	Applied Micro Circuits Corp. (a)	30,303
10,100	Asyst Technologies, Inc. (a)	76,053
300	ATMI, Inc. (a) (m)	7,386
6,900	Axcelis Technologies, Inc. (a)	40,710
4,900	Brooks Automation, Inc. (a)	57,820
3,800	Cabot Microelectronics Corp. (a)	115,178
11,200	Cirrus Logic, Inc. (a)	91,168
4,000	Cohu, Inc.	70,200
36,600	Conexant Systems, Inc. (a)	91,500
6,300	Credence Systems Corp. (a)	22,050
4,300	Cymer, Inc. (a)	199,778
3,800	Diodes, Inc. (a)	157,472
2,700	DSP Group, Inc. (a)	67,095
7,606	Entegris, Inc. (a)	72,485
1,900	Exar Corp. (a)	25,213
2,900	Integrated Silicon Solutions, Inc. (a)	15,979
3,300	Intevac, Inc. (a)	71,544
6,300	IXYS Corp. (a)	60,480
2,400	Kopin Corp. (a)	8,664
7,500	Kulicke & Soffa Industries, Inc. (a)	55,575
4,800	Lattice Semiconductor Corp. (a)	29,664
10,800	LTX Corp. (a)	75,708
8,700	Mattson Technology, Inc. (a)	84,999
8,800	Micrel, Inc. (a)	88,088
1,422	Micron Technology, Inc. (a)	21,415
6,600	Microsemi Corp. (a)	160,908
8,300	MIPS Technologies, Inc. (a)	50,381
4,600	MKS Instruments, Inc. (a)	92,552
7,000	Omnivision Technologies, Inc. (a)	147,840
34,000	ON Semiconductor Corp. (a)	199,920
7,300	Photronics, Inc. (a)	108,040
3,700	Pixelworks, Inc. (a)	10,101
2,800	PMC-Sierra, Inc. (a)	26,320
18,900	RF Micro Devices, Inc. (a)	112,833
2,680	Rudolph Technologies, Inc. (a)	38,860
1,100	Semitool, Inc. (a)	9,922
4,800	Semtech Corp. (a)	69,360
4,200	Sigmatel, Inc. (a)	17,262
9,100	Silicon Image, Inc. (a)	98,098
6,900	Silicon Storage Technology, Inc. (a)	28,014
12,900	Skyworks Solutions, Inc. (a)	71,079
1,800	Standard Microsystems Corp. (a)	39,294
1,100	Supertex, Inc. (a)	43,934
1,800	Tessera Technologies, Inc. (a)	49,500
3,850	Varian Semiconductor Equipment Associates, Inc. (a)	125,549
18,300	Vitesse Semiconductor Corp. (a)	26,352
5,300	Zoran Corp. (a)	129,002
		3,752,020
	Software — 3.0%
14,500	Actuate Corp. (a) (m)	58,580
1,400	Ansoft Corp. (a)	28,672
2,300	Ansys, Inc. (a)	109,986
16,700	Aspen Technology, Inc. (a)	219,104
3,700	Borland Software Corp. (a)	19,536
3,500	Epicor Software Corp. (a)	36,855
2,900	EPIQ Systems, Inc. (a)	48,256
1,400	eSpeed, Inc. (a)	11,662
1,400	Filenet Corp. (a)	37,702
8,500	Hyperion Solutions Corp. (a)	234,600
7,700	Informatica Corp. (a)	101,332
3,700	Intergraph Corp. (a)	116,513
5,400	Internet Security Systems (a)	101,790
100	Intervideo, Inc. (a)	977
1,200	InterVoice, Inc. (a)	8,544
3,500	JDA Software Group, Inc. (a)	49,105
1,600	Macrovision Corp. (a)	34,432
3,700	Magma Design Automation, Inc. (a)	27,195
1,700	Manhattan Associates, Inc. (a)	34,493
3,300	Mapinfo Corp. (a)	43,065
6,400	Mentor Graphics Corp. (a)	83,072
2,200	MicroStrategy, Inc. (a)	214,544
1,700	MRO Software, Inc. (a)	34,119
11,640	Parametric Technology Corp. (a)	147,944
800	Pegasystems, Inc.	5,136
3,100	Phoenix Technologies Ltd. (a)	14,911
9,300	Progress Software Corp. (a)	217,713
1,200	Quality Systems, Inc.	44,184
6,600	Quest Software, Inc. (a)	92,664
11,800	Secure Computing Corp. (a)	101,480
500	SPSS, Inc. (a)	16,070
9,700	Sybase, Inc. (a)	188,180
4,100	TIBCO Software, Inc. (a)	28,905
3,000	Transaction Systems Architechs, Inc. (a)	125,070
5,400	Wind River Systems, Inc. (a)	48,060
		2,684,451

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 6.2%
31,800	Aaron Rents, Inc. (m)	854,784
10,100	Asbury Automotive Group, Inc. (a)	211,494
2,100	Build-A-Bear Workshop, Inc. (a)	45,171
41,300	Charming Shoppes, Inc. (a)	464,212
3,500	Children’s Place Retail Stores, Inc. (The) (a)	210,175
14,400	CSK Auto Corp. (a)	172,368
9,900	Dress Barn, Inc. (a)	250,965
4,500	Genesco, Inc. (a)	152,415
2,900	Group 1 Automotive, Inc.	163,386
9,400	Guess?, Inc. (a)	392,450
5,100	Lithia Motors, Inc., Class A	154,632
2,000	Maidenform Brands Inc. (a)	24,660
14,400	Men’s Wearhouse, Inc.	436,320
10,300	Pacific Sunwear of California, Inc. (a)	184,679
6,900	Pantry, Inc. (The) (a)	397,026
7,300	Payless Shoesource, Inc. (a)	198,341
5,700	Petco Animal Supplies, Inc. (a)	116,451
11,800	Rent-A-Center, Inc. (a)	293,348
7,350	Select Comfort Corp. (a)	168,829
1,900	Shoe Carnival, Inc. (a)	45,334
1,900	Sonic Automotive, Inc.	42,142
4,850	Stage Stores, Inc.	160,050
9,500	Tween Brands, Inc. (a)	364,705
		5,503,937
	Textiles, Apparel & Luxury Goods — 1.6%
9,500	Brown Shoe Co., Inc.	323,760
2,600	Columbia Sportswear Co. (a)	117,676
2,700	Deckers Outdoor Corp. (a)	104,112
4,300	Movado Group, Inc.	98,685
900	Oxford Industries, Inc.	35,469
3,500	Phillips-Van Heusen	133,560
2,300	Russell Corp.	41,768
7,400	Skechers U.S.A., Inc., Class A (a)	178,414
4,800	Steven Madden Ltd.	142,176
6,200	Timberland Co., Class A (a)	161,820
3,800	Unifirst Corp.	131,100
		1,468,540
	Thrifts & Mortgage Finance — 2.0%
4,500	Accredited Home Lenders Holding Co. (a) (m)	215,145
200	Capital Crossing Bank (a)	4,920
500	City Bank	23,330
1,900	Commercial Capital Bancorp, Inc.	29,925
18,200	Corus Bankshares, Inc.	476,476
600	Downey Financial Corp.	40,710
2,000	Federal Agricultural Mortgage Corp., Class C	55,400
9,357	First Niagara Financial Group, Inc.	131,185
1,200	First Place Financial Corp.	27,612
2,000	FirstFed Financial Corp. (a)	115,340
2,500	Flagstar Bancorp, Inc.	39,900
800	Horizon Financial Corp.	21,944
1,200	ITLA Capital Corp.	63,096
9,400	Partners Trust Financial Group, Inc.	107,254
4,200	Provident New York Bancorp	55,524
100	TierOne Corp.	3,377
200	United Community Financial Corp.	2,400
28,095	W Holding Co., Inc.	186,832
3,100	WSFS Financial Corp.	190,495
		1,790,865
	Tobacco — 0.3%
18,500	Alliance One International, Inc.	82,140
5,000	Universal Corp.	186,100
1,400	Vector Group Ltd.	22,750
		290,990
	Trading Companies & Distributors — 1.2%
36,675	Applied Industrial Technologies, Inc.	891,569
1,200	BlueLinx Holdings, Inc.	15,636
1,800	GATX Corp.	76,500
4,400	Kaman Corp.	80,080
1,500	Nuco2, Inc. (a)	36,060
		1,099,845
	Transportation Infrastructure — 0.0% (g)
1,600	Interpool, Inc.	35,552
	Wireless Telecommunication Services — 0.4%
8,700	Centennial Communications Corp.	45,240
35,900	Dobson Communications Corp. (a)	277,507
2,700	InPhonic, Inc. (a)	17,010
2,300	Syniverse Holdings, Inc. (a)	33,810
		373,567
	Total Common Stocks (Cost $76,790,555)	86,392,741
Short-Term Investments — 1.8%
	Investment Company — 1.6%
1,451,304	JPMorgan Prime Money Market Fund (b) (m)	1,451,304

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   13

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Notes — 0.2%
145,000	U.S. Treasury Notes, 2.875%, 11/30/06 (k)	143,595
	Total Short-Term Investments (Cost $1,595,297)	1,594,899
	Total Investments — 98.5% (Cost $78,385,852)	87,987,640
	Other Assets in Excess of Liabilities — 1.5%	1,350,786
	NET ASSETS — 100.0%	$89,338,426

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(m )	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
USD	— United States Dollar

Futures Contracts

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value at 06/30/06 (USD)	Unrealized Appreciation (USD)
6	Russell 2000 Index	September, 2006	$2,194,500	$66,471

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

Small Company Portfolio
ASSETS:
Investments in non-affiliates, at value	$86,536,336
Investments in affiliates, at value	1,451,304
Total investment securities, at value	87,987,640
Receivables:
Investment securities sold	2,817,930
Portfolio shares sold	539,223
Interest and dividends	88,997
Variation margin on futures contracts	30,370
Total Assets	91,464,160

LIABILITIES:
Payables:
Investment securities purchased	1,968,683
Portfolio shares redeemed	39,238
Accrued liabilities:
Investment advisory fees	43,070
Administration fees	25,683
Custodian and accounting fees	10,766
Trustees’ and Officers’ fees	911
Other	37,383
Total Liabilities	2,125,734
Net Assets	$89,338,426

NET ASSETS:
Paid in capital	$76,988,331
Accumulated undistributed (distributions in excess of) net investment income	(51,307)
Accumulated net realized gains (losses)	2,733,143
Net unrealized appreciation (depreciation)	9,668,259
Total Net Assets	$89,338,426

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,382,538

Net asset value, offering and redemption price per share	$16.60

Cost of investments	$78,385,852

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   15

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

Small Company Portfolio
INVESTMENT INCOME:
Dividend income	$408,757
Dividend income from affiliates (a)	53,259
Interest income	2,763
Foreign taxes withheld	(483)
Total investment income	464,296

EXPENSES:
Investment advisory fees	270,099
Administration fees	137,412
Custodian and accounting fees	42,717
Interest expense	1,046
Professional fees	30,419
Trustees’ and Officers’ fees	1,910
Printing and mailing costs	27,392
Transfer agent fees	4,952
Other	2,918
Total expenses	518,865
Less earnings credits	(129)
Net expenses	518,736
Net investment income (loss)	(54,440)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	3,118,132
Futures	51,572
Net realized gain (loss)	3,169,704
Change in net unrealized appreciation (depreciation) of:
Investments	2,730,490
Futures	107,084
Change in net unrealized appreciation (depreciation)	2,837,574
Net realized/unrealized gains (losses)	6,007,278
Change in net assets resulting from operations	$5,952,838

(a)	Includes reimbursement of investment advisory and administration fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Company Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(54,440)	$(31,734)
Net realized gain (loss)	3,169,704	2,243,051
Change in net unrealized appreciation (depreciation)	2,837,574	709,918
Change in net assets resulting from operations	5,952,838	2,921,235

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(2,538,687)	(10,439,245)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	11,027,899	25,285,156
Dividends reinvested	2,538,687	10,439,245
Cost of shares redeemed	(14,568,391)	(22,842,066)
Change in net assets from capital transactions	(1,001,805)	12,882,335

NET ASSETS:
Change in net assets	2,412,346	5,364,325
Beginning of period	86,926,080	81,561,755
End of period	$89,338,426	$86,926,080
Accumulated undistributed (distributions in excess of) net investment income	$(51,307)	$3,133

SHARE TRANSACTIONS:
Issued	635,381	1,567,463
Reinvested	143,510	753,736
Redeemed	(856,980)	(1,421,181)
Change in shares	(78,089)	900,018

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Company Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$15.92	$(0.01)	$1.18	$1.17	$—	$(0.49)	$(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—	(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—	—	—
Year Ended December 31, 2003	10.34	(0.06)	3.78	3.72	—	—	—
Year Ended December 31, 2002	13.22	— (d)	(2.86)	(2.86)	(0.02)	—	(0.02)
Year Ended December 31, 2001	14.38	0.03	(1.18)	(1.15)	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SERIES TRUST II        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$16.60	7.13%	$89,338	1.15%	(0.12)%	1.15%	26%
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154
14.06	35.98	52,215	1.15	(0.53)	1.15	60
10.34	(21.65)	37,711	1.15	0.05	1.16	162
13.22	(8.03)	43,229	1.15	0.26	1.15	91

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan Small Company Portfolio (“Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Effective May 1, 2006, the Small Company Portfolio has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2006, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

20   JPMORGAN SERIES TRUST II        JUNE 30, 2006

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G. Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six months ended June 30, 2006 was $2,134.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator’s fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees

JUNE 30, 2006        JPMORGAN SERIES TRUST II   21

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses.) exceed 1.15% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (Excluding U.S. Government)	Sales (Excluding U.S. Government)
$22,804,173	$26,344,771

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$78,385,852	$14,984,519	$(5,382,731)	$9,601,788

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22   JPMORGAN SERIES TRUST II        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

(3)	The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 to 2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

24   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During January 1 to June 30, 2006*	Annualized Expense Ratio
Small Company Portfolio
Actual	$1,000.00	$1,071.30	$5.91	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN SERIES TRUST II        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-SCP-606

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

JPMorgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Trustees	15
Officers	16
Schedule of Shareholder Expenses	18

HIGHLIGHTS

•	U.S. stocks generally positive in first half of 2006

•	Investors tried to predict interest rate hikes

•	Gross domestic product (GDP) moved sharply higher

•	Market volatility expected until interest rate picture is clearer

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 14, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio for the six months ended June 30, 2006. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient.”

All Eyes on the Federal Reserve Board

While the U.S. stock market weakened late in the reporting period, overall it produced positive returns for the first half of the calendar year. The equity market kicked off 2006 with investors encouraged by overall strong economic growth and positive corporate earnings. However, the last two months were marked by increased volatility. A great deal of the driving forces behind the market’s ups and downs resulted from the actions of the Federal Open Market Committee (FOMC).

In February 2006, Ben Bernanke assumed the role of Federal Reserve (Fed) Board Chairman, replacing long-time fixture Alan Greenspan. The transition was less than smooth for investors, as they attempted to predict the FOMC’s future actions regarding interest rates. The FOMC’s statements first hinted that there may be a break from rate increases and then telegraphed additional rate hikes due to fears of rising inflation. In late June, the FOMC raised short-term rates for the 17th consecutive time, bringing the fed funds target rate to 5.25% — its highest level in more than five years.

Despite repeated interest rate hikes and surging energy prices, the U.S. economy was surprisingly resilient. After gross domestic product (GDP) fell in the fourth quarter, the economy moved sharply higher in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003.

Stocks Produce Positive Results

The broad stock market, as measured by the S&P 500 Index, returned 2.71% for the six months ended June 30, 2006. After a fast start to the year, the market took a step backwards in mid-May on fears that additional rate hikes may adversely affect the economic expansion and temper corporate profits.

Looking more closely at the market over the six months, small- and mid-cap stocks outperformed their large-cap counterparts, with the Russell Midcap, Russell 2000 and Russell 1000 Indexes returning 4.84%, 8.21% and 2.76%, respectively. However, as many market pundits have anticipated, large-cap stocks generated relatively better results late in the period. After a prolonged period of lagging smaller-cap stocks, many large caps appeared attractively valued and may be better equipped to handle more moderate economic growth.

Outlook

Looking ahead, the markets could continue to experience periods of volatility until the FOMC’s interest rate stance is better understood. Coinciding with its latest rate hike in June, the Fed said: “The extent and timing of any additional firming... will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.” Investors will likely be closely monitoring the economic “tea leaves” in an attempt to ascertain the FOMC’s next move.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2006        JPMORGAN SERIES TRUST II   1

JPMorgan U.S. Large Cap Core Equity Portfolio

PORTFOLIO COMMENTARY
AS OF JUNE 30, 2006 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year-End	December 31
Net Assets as of 6/30/06	$49,194,602
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* rose to 3.13% in the six months ended June 30, 2006. This compares with its benchmark, the S&P 500 Index, which increased to 2.71%.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Markets for the first half of the year were challenged by rising interest rates, a housing slowdown, rising energy and commodity prices, and fears of increasing inflation. Strong corporate balance sheets, impressive earnings growth and increased merger-and-acquisition activity offset investor anxieties, which helped lead U.S equity markets higher.

The Portfolio outperformed its benchmark for the period, primarily due to strong stock selection in the information technology and energy sectors. Stock selection in telecommunication services and utilities hindered performance.

Comcast Corporation, the largest U.S. cable operator, was a significant contributor to the Portfolio’s performance in the period. Strong subscriber growth led to better-than-expected first-quarter earnings. Corning Incorporated was another significant contributor as the global liquid crystal display (LCD) manufacturer benefited from price-reduction trends in LCD televisions, notebooks and monitors prices.

Microsoft Corporation was a large detractor from performance. The global software manufacturer delayed launching its Vista operating system and provided disappointing earnings guidance in the period due to increased investment in growth strategies. Freddie Mac also underperformed, its stock pressured by announcements of a delay in its GAAP earnings restatement and the resignation of its chief financial officer.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio manager utilizes a bottom-up approach to construct the Portfolio. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The portfolio manager continues to focus on overweighting companies in each sector of the market that are deemed to be attractively priced relative to future earnings prospects. Style characteristics and sector weightings are kept in line with the S&P 500 Index to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

PORTFOLIO COMPOSITION**

Financial	22.0%
Information Technology	15.4
Industrials	12.4
Healthcare	12.4
Consumer Staples	9.9
Energy	9.9
Consumer Discretionary	9.7
Telecommunication Services	2.6
Materials	2.5
Utilities	2.4
Short-Term Investment	1.0

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

Citigroup, Inc.	3.3%
Bank of America Corp.	3.1
General Electric Co.	3.0
Altria Group, Inc.	2.6
Microsoft Corp.	2.5
Exxon Mobil Corp.	2.5
Pfizer, Inc.	2.3
Hewlett-Packard Co.	2.2
Comcast Corp., Special Class A	2.0
ConocoPhillips	2.0

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based on net assets as of June 30, 2006. The Portfolio’s composition is subject to change.

2   JPMORGAN SERIES TRUST II        JUNE 30, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2006

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1/3/95	6.66%	0.57%	6.01%

TEN YEAR PERFORMANCE (06/30/96 to 06/30/06)

Source: Lipper, Inc. The performance quoted is past p6erformance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan U.S. Large Cap Core Equity Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Large-Cap Core Funds Index from June 30, 1996 to June 30, 2006. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged, broad-based index that represents the U.S. stock markets. The Lipper Variable Annuity Large-Cap Core Funds Index describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio’s fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   3

JPMorgan U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2006 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 4.8%
9,300	Boeing Co.	761,763
17,425	Raytheon Co.	776,632
13,100	United Technologies Corp.	830,802
		2,369,197
	Air Freight & Logistics — 1.4%
5,900	FedEx Corp.	689,474
	Auto Components — 0.8%
4,500	Johnson Controls, Inc.	369,990
	Beverages — 2.0%
17,625	Coca-Cola Co. (The)	758,228
3,400	Molson Coors Brewing Co., Class B	230,792
		989,020
	Biotechnology — 2.0%
14,700	Amgen, Inc. (a)	958,881
	Capital Markets — 2.3%
2,700	Ameriprise Financial, Inc.	120,609
3,200	Goldman Sachs Group, Inc.	481,376
8,100	Morgan Stanley	512,001
		1,113,986
	Chemicals — 1.4%
12,450	Praxair, Inc.	672,300
	Commercial Banks — 2.3%
15,400	U.S. Bancorp	475,552
11,700	Wachovia Corp.	632,736
		1,108,288
	Commercial Services & Supplies — 0.5%
6,800	Waste Management, Inc.	243,984
	Communications Equipment — 4.9%
23,150	Cisco Systems, Inc. (a)	452,119
28,000	Corning, Inc. (a)	677,320
35,800	Motorola, Inc.	721,370
14,500	QUALCOMM, Inc.	581,015
		2,431,824
	Computers & Peripherals — 4.9%
3,050	Apple Computer, Inc. (a)	174,216
9,200	Dell, Inc. (a)	224,572
33,800	Hewlett-Packard Co.	1,070,784
11,900	International Business Machines Corp.	914,158
		2,383,730
	Consumer Finance — 1.3%
12,400	American Express Co.	659,928
	Diversified Financial Services — 7.6%
31,600	Bank of America Corp.	1,519,960
10,600	CIT Group, Inc.	554,274
34,125	Citigroup, Inc.	1,646,190
		3,720,424
	Diversified Telecommunication Services — 1.2%
16,825	Verizon Communications, Inc.	563,469
	Electric Utilities — 1.1%
13,800	Edison International	538,200
	Food & Staples Retailing — 4.1%
16,350	CVS Corp.	501,945
20,625	Safeway, Inc.	536,250
20,600	Wal-Mart Stores, Inc.	992,302
		2,030,497
	Health Care Equipment & Supplies — 1.0%
13,200	Baxter International, Inc.	485,232
	Health Care Providers & Services — 3.5%
9,000	Cardinal Health, Inc.	578,970
6,300	Medco Health Solutions, Inc. (a)	360,864
10,700	WellPoint, Inc. (a)	778,639
		1,718,473
	Hotels, Restaurants & Leisure — 1.9%
28,375	McDonald’s Corp.	953,400
	Household Durables — 0.5%
3,100	Whirlpool Corp.	256,215
	Household Products — 1.1%
9,700	Procter & Gamble Co.	539,320
	Industrial Conglomerates — 3.9%
44,100	General Electric Co.	1,453,536
16,700	Tyco International Ltd. (Bermuda)	459,250
		1,912,786
	Insurance — 5.9%
11,500	Allstate Corp. (The)	629,395
4,750	AMBAC Financial Group, Inc.	385,225
20,400	Genworth Financial, Inc.	710,736
6,700	Hartford Financial Services Group, Inc.	566,820
13,400	St. Paul Travelers Cos., Inc. (The)	597,372
		2,889,548
	Internet Software & Services — 0.5%
8,300	eBay, Inc. (a)	243,107
	IT Services — 0.5%
9,475	Accenture Ltd., Class A (Bermuda)	268,332

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SERIES TRUST II        JUNE 30, 2006

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — Continued
	Media — 3.7%
30,675	Comcast Corp., Special Class A (a)	1,005,527
26,400	Time Warner, Inc.	456,720
10,125	Viacom, Inc., Class B (a)	362,880
		1,825,127
	Metals & Mining — 1.2%
4,700	Alcan, Inc. (Canada)	220,618
5,200	United States Steel Corp.	364,624
		585,242
	Multiline Retail — 0.9%
6,600	J.C. Penney Co., Inc.	445,566
	Multi-Utilities — 1.3%
21,250	Duke Energy Corp.	624,113
	Oil, Gas & Consumable Fuels — 9.9%
9,400	Chevron Corp.	583,364
15,200	ConocoPhillips	996,056
36,850	El Paso Corp.	552,750
20,100	Exxon Mobil Corp.	1,233,135
8,900	Marathon Oil Corp.	741,370
7,600	Occidental Petroleum Corp.	779,380
		4,886,055
	Pharmaceuticals — 5.9%
11,550	Johnson & Johnson	692,076
47,360	Pfizer, Inc.	1,111,539
4,025	Sepracor, Inc. (a)	229,989
20,000	Wyeth	888,200
		2,921,804
	Road & Rail — 1.8%
16,300	Norfolk Southern Corp.	867,486
	Semiconductors & Semiconductor Equipment — 0.7%
12,100	Texas Instruments, Inc.	366,509
	Software — 3.8%
53,225	Microsoft Corp.	1,240,142
44,600	Oracle Corp. (a)	646,254
		1,886,396
	Specialty Retail — 1.2%
16,225	Home Depot, Inc.	580,693
	Textiles, Apparel & Luxury Goods — 0.7%
5,400	V.F. Corp.	366,768
	Thrifts & Mortgage Finance — 2.7%
14,525	Freddie Mac	828,070
10,950	Washington Mutual, Inc.	499,101
		1,327,171
	Tobacco — 2.6%
17,650	Altria Group, Inc.	1,296,040
	Wireless Telecommunication Services — 1.4%
35,167	Sprint Nextel Corp.	702,988
	Total Common Stocks (Cost $41,144,939)	48,791,563
Short-Term Investment — 1.0%
	Investment Company — 1.0%
489,497	JPMorgan Prime Money Market Fund (b) (m) (Cost $489,497)	489,497
	Total Investments — 100.2% (Cost $41,634,436)	49,281,060
	Liabilities in Excess of Other Assets — (0.2)%	(86,458)
	Net Assets — 100.0%	$49,194,602

ABBREVIATIONS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)
—  All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2006 (Unaudited)

U.S. Large Cap Core Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$48,791,563
Investments in affiliates, at value	489,497
Total investment securities, at value	49,281,060
Receivables:
Investment securities sold	187,618
Portfolio shares sold	119
Interest and dividends	60,677
Total Assets	49,529,474

LIABILITIES:
Payables:
Investment securities purchased	172,747
Portfolio shares redeemed	94,300
Accrued liabilities:
Investment advisory fees	14,042
Administration fees	10,372
Custodian and accounting fees	5,954
Trustees’ and Officers’ fees	288
Other	37,169
Total Liabilities	334,872
Net Assets	$49,194,602

NET ASSETS:
Paid in capital	$58,638,432
Accumulated undistributed (distributions in excess of) net investment income	258,072
Accumulated net realized gains (losses)	(17,348,526)
Net unrealized appreciation (depreciation)	7,646,624
Total Net Assets	$49,194,602

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,540,855
Net asset value, offering and redemption price per share	$13.89

Cost of investments	$41,634,436

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SERIES TRUST II        JUNE 30, 2006

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (Unaudited)

U.S. Large Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividend income	$457,973
Dividend income from affiliates (a)	11,447
Foreign taxes withheld	(112)
Total investment income	469,308

EXPENSES:
Investment advisory fees	86,969
Administration fees	55,384
Custodian and accounting fees	14,344
Professional fees	27,484
Trustees’ and Officers’ fees	1,603
Printing and mailing costs	18,303
Transfer agent fees	3,808
Other	3,369
Total expenses	211,264
Less earnings credits	(54)
Net expenses	211,210
Net investment income (loss)	258,098

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	1,368,493
Change in net unrealized appreciation (depreciation) of investments	(60,358)
Net realized/unrealized gains (losses)	1,308,135
Change in net assets resulting from operations	$1,566,233

(a)	Includes reimbursement of investment advisory and administration fees. Please see fees and other transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Large Cap Core Equity Portfolio
	Six Months Ended 6/30/2006 (Unaudited)	Year Ended 12/31/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$258,098	$495,518
Net realized gain (loss)	1,368,493	2,831,351
Change in net unrealized appreciation (depreciation)	(60,358)	(2,739,882)
Change in net assets resulting from operations	1,566,233	586,987

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(495,528)	(638,046)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,422,952	5,077,532
Dividends reinvested	495,528	638,046
Cost of shares redeemed	(3,753,387)	(11,134,398)
Change in net assets from capital transactions	(834,907)	(5,418,820)

NET ASSETS:
Change in net assets	235,798	(5,469,879)
Beginning of period	48,958,804	54,428,683
End of period	$49,194,602	$48,958,804
Accumulated undistributed (distributions in excess of) net investment income	$258,072	$495,502

SHARE TRANSACTIONS:
Issued	173,368	380,837
Reinvested	34,847	49,232
Redeemed	(268,261)	(835,034)
Change in shares	(60,046)	(404,965)

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SERIES TRUST II        JUNE 30, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2006        JPMORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
U.S. Large Cap Core Equity Portfolio
Six Months Ended June 30, 2006 (Unaudited)	$13.60	$0.07	$ 0.36	$0.43	$(0.14)	$(0.14)
Year Ended December 31, 2005	13.59	0.15	0.03	0.18	(0.17)	(0.17)
Year Ended December 31, 2004	12.51	0.16	1.02	1.18	(0.10)	(0.10)
Year Ended December 31, 2003	9.84	0.10	2.65	2.75	(0.08)	(0.08)
Year Ended December 31, 2002	13.06	0.08	(3.29)	(3.21)	(0.01)	(0.01)
Year Ended December 31, 2001	14.90	0.06	(1.83)	(1.77)	(0.07)	(0.07)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SERIES TRUST II        JUNE 30, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$13.89	3.13%	$49,195	0.85%	1.04%	0.85%	19%
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36
12.51	28.14	51,208	0.85	0.89	0.85	86
9.84	(24.62)	42,713	0.85	0.67	0.85	67
13.06	(11.91)	62,344	0.85	0.48	0.85	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited)

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio (“Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Portfolio did not hold any restricted or illiquid securities as of June 30, 2006.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

12   JPMORGAN SERIES TRUST II        JUNE 30, 2006

F.  Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio’s financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory and administrative fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the six-months ended June 30, 2006 was $462.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator’s fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the six months ended June 30, 2006. The expense limitation percentage above is in place until at least April 30, 2007.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrators and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ Fees in the Statement of Operations.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2006 (Unaudited) (continued)

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the period ended June 30, 2006, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2006, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$9,485,282	$10,461,437

During the six months ended June 30, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$41,634,436	$8,547,372	$(900,748)	$7,646,624

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Portfolio had no borrowings outstanding at June 30, 2006, or at any time during the six months then ended.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

14   JPMORGAN SERIES TRUST II        JUNE 30, 2006

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the Portfolio’s website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JP Morgan Fund Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	12	None.
Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	12	None.
John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	12	None.
Ken Whipple (1934); Trustee since 1996	Chairman (1999–Present) and CEO (1999–2004), CMS Energy	12	Director of AB Volvo and Korn Ferry International (executive recruitment)
Interested Trustee
John F. Ruffle (2) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	12	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes three investment companies.

(2)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment adviser.

(3)	The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   15

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2001
Managing Director, JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and Mr. Gatch has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2004*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 to present and One Group Mutual Funds from 2001 until 2005. Mr. Young is Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2004
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc. from 1996 to 2001, an independent company owned by Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2004*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2004
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration-Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2004
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2004*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2004*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005; Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Michael C. Raczynski (1975), Assistant Secretary (2006)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

16   JPMORGAN SERIES TRUST II        JUNE 30, 2006

Name (Year of Birth), Positions Held with the Portfolio	Principal Occupations During Past 5 Years
Suzanne E. Cioffi (1967), Assistant Treasurer since 2005
Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JUNE 30, 2006        JPMORGAN SERIES TRUST II   17

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
June 30, 2006

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2006, and continued to hold your shares at the end of the reporting period, June 30, 2006.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2006	Ending Account Value, June 30, 2006	Expenses Paid During Period January 1, 2006 to June 30, 2006*	Annualized Expense Ratio
U.S. Large Cap Core Equity Portfolio
Actual	$1,000	$1,031.30	$4.28	0.85%
Hypothetical	1,000	1,020.58	4.26	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18   JPMORGAN SERIES TRUST II        JUNE 30, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. June 2006.	SAN-USLCCEP-606

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)    If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)     Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c)     Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d)     Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)     (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)     Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)     Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)     Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)     If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)     If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material change to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)     File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)     A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Series Trust II

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer September 7, 2006

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Assistant Treasurer and Principal Financial Officer September 7, 2006